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                                                      (OppenheimerFunds logo)

Oppenheimer
Convertible Securities Fund


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Prospectus dated April 28, 1999
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      Oppenheimer Convertible Securities Fund is a mutual fund that seeks a high level of total return as its goal, through a combination of current income and capital appreciation. It invests primarily in securities that are convertible into common stock.

      This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.















As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

            About the Fund
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      3     The Fund's Objective and Investment Strategies

      4     Main Risks of Investing in the Fund

      6     The Fund's Past Performance

      8     Fees and Expenses of the Fund

      10    About the Fund's Investments

      15    How the Fund is Managed


      About Your Account
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      16    How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class M Shares

      26    Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Web Site
            Retirement Plans

      28    How to Sell Shares
            By Mail
            By Telephone

      30    How to Exchange Shares

      32    Shareholder Account Rules and Policies

      34    Dividends, Capital Gains and Taxes

      35    Financial Highlights

A B O U T  T H E  F U N D

The Fund's Objective and Investment Strategies

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What Is the Fund's Investment Objective? The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation.
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What Does the Fund Invest In? The Fund invests at least 65% of its total assets in convertible securities under normal market conditions. Those convertible securities include domestic and (to a limited extent) foreign corporate bonds, notes, warrants and preferred stocks that can be exchanged for (converted into) common stock of the issuer. The Fund can invest without limit in lower-grade, high-yield convertible debt securities, sometimes called "junk bonds," and many of the convertible bonds the Fund buys are below investment grade.

      The Fund has no limitations on the range of maturities of the debt securities in which it can invest and therefore may hold bonds with short-, medium- or long-term maturities. Additionally, the Fund does not limit its investments to securities of issuers in a particular market capitalization range and can hold securities of small-cap, medium-cap and large-cap issuers.

      While the Fund can also invest up to 35% of its total assets in non-convertible debt securities and common stocks, not more than 15% of its total assets can be invested in common stocks that do not pay dividends. The Fund can also use hedging instruments and certain derivative investments, such as "structured notes" and "equity-linked debt securities," to try to enhance income or to try to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

n How Do the Portfolio Managers Decide What Securities to Buy or Sell? In selecting securities for the Fund, the Fund's portfolio managers use a disciplined, value-oriented investment approach based on a fundamental "bottom-up" analysis of the financial condition of individual issuers rather than overall market or industry conditions or trends. The portfolio managers currently focus on the factors below (which may vary in particular cases and may change over time): o The portfolio managers analyze the balance sheet strength of individual issuers, including current and historic financial condition, trading activity in their securities, present and anticipated cash flows, estimated values in relation to historic cost, the issuer's managerial expertise, debt maturity schedules, current and future borrowing requirements and any change in its condition that might affect its ability to meet future obligations.
o The portfolio managers search for convertible debt securities that might offer participation in equity-like returns without excessive price volatility.
o To avoid the volatility of stocks, the portfolio managers generally sell stocks after they are obtained by converting securities the Fund held.
o While the Fund is not required to sell securities to maintain 65% of its total assets in convertible securities, if its investments in non-convertible securities, cash and common stock exceed 35% it will make new investments only in convertible securities until the 65% standard is met.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking high total return over the long term from a fund that invests for both current income and capital appreciation in convertible securities. Those investors should be willing to assume the credit risks of a fund that typically invests a significant amount of its assets in lower-grade bonds and the changes in share prices that can occur when interest rates change. The Fund is intended as a long-term investment, not a short-term trading vehicle, and may be appropriate as part of an investor's retirement plan portfolio. However, the Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments carry risks to some degree. The Fund's investments are subject to changes in their value from a number of factors. They include changes in general stock and bond market movements in the U.S. and abroad (this is referred to as "market risk"), or the change in value of particular stocks and bonds because of an event affecting the issuer (in the case of debt securities, this is known as "credit risk"). Changes in interest rates can also affect debt securities prices (this is known as "interest rate risk").

      These risks collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

      The Fund's investment Manager, OppenheimerFunds, Inc., tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of the securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its investments in the securities of issuers in any one industry.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price and yield of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events. There is no assurance that the Fund will achieve its investment objective.

      |X| Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. Debt securities and preferred stocks issued by domestic and foreign corporations are subject to risks of default.

            o Special Risks of Lower-Grade Securities. Because the Fund can invest without limit in rated and unrated securities below investment grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment-grade securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations. The market for these securities, especially unrated lower-grade securities, may be thinner than for investment-grade securities, making it difficult for the Fund to sell its investments when it wants to at an acceptable price. Those risks can reduce the Fund's share prices and the income it earns.

            o  Special  Risks  of  Small-Cap  Issuers.  While  the  Fund can buy
convertible securities of companies of small, medium or large market capitalizations, investments in small-capitalization companies may offer greater potential for high total return than securities of larger issuers, and at times the Fund may have large investments in convertible securities of small-cap issuers. These securities may have less of a trading market and may be subject to greater risks of default than securities of larger issuers.

      n Interest Rate Risks. The prices of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change, because of the effect of interest rate changes on the value of the Fund's investments in debt securities.

      n Stock Market Risks. Because most of the Fund's investments are convertible into common stock, the prices of the Fund's investments in convertible securities are sensitive to events that affect the values of the issuer's common stock. Those can include broad stock market events as well as events affecting the particular issuer, such as poor earnings reports, loss of major customers, major litigation, or regulatory changes affecting the issuer or its industry. The income offered by fixed-income securities can help reduce the effect of that volatility on the Fund's total return to some degree, but the prices of the Fund's convertible securities will be affected by those events.

      n There are Special Risks in Using Derivative Investments. The Fund can use derivatives to seek increased income or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, structured notes, and equity-linked debt securities are examples of derivatives the Fund can use.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Fund's share price could fall or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold and is not required to use them to seek its objective. Using derivatives can cause the Fund to lose money on its investments and/or increase the volatility of its share prices.

How Risky is the Fund Overall? The values of debt securities, particularly lower-grade securities, can be affected by a number of factors, such as interest rate changes and other market factors, and the price of the Fund's shares can go up and down. The income from the Fund's investments may help cushion the Fund's total return from changes in prices, but debt securities are subject to credit risks that can also affect their values and income and the share prices of the Fund. In the OppenheimerFunds spectrum, the Fund generally has more risks than bond funds that focus primarily on U. S. government securities and investment-grade bonds but may be less volatile than funds that focus solely on investments in stocks.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class M shares) from year to year for the past ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of broad-based market indices. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class M) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

For the period from 1/1/99 through 3/31/99, the cumulative return (not annualized) of Class M shares was 1.53%. Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the period covered by the bar chart, the highest return (not annualized) for a calendar quarter was 10.14% (4Q'98) and the lowest return (not annualized) for a calendar quarter was -10.70% (3Q'98).

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Average  Annual Total Returns                      5 Years
for   the    periods    ended                    (or life of
December 31, 1998                 1 Year       class, if less)      10 Years
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Class M Shares                     0.21%            10.07%           12.61%
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Goldman Sachs Conv. Bond 100       7.73%            12.17%           11.66%
Index
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Lehman Bros. Aggregate Bond        8.69%            7.27%             9.26%
Index
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Class A Shares (inception         -1.90%            11.33%             N/A
5/1/95)
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Class B Shares (inception         -1.54%            11.74%             N/A
5/1/95)
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Goldman Sachs Conv. Bond 100       7.73%           15.16%*             N/A
Index
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Lehman Bros. Aggregate Bond        8.69%            9.04%*             N/A
Index
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Class C Shares (inception          2.35%            10.17%             N/A
3/11/96)
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Goldman Sachs Conv. Bond 100       7.73%           12.58%*             N/A
Index
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Lehman Bros. Aggregate Bond        8.69%            8.13%*             N/A
Index
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* The life-of-class performance of the indices is shown from 4/30/95 for Class A and Class B and from 2/29/96 for Class C. Class M shares were first publicly offered 6/3/86 as Class A shares and were re-designated as Class M shares on 3/11/96. The Fund's Class Y shares, which had been offered since 5/1/95, were re-designated as Class A shares on 3/11/96. The Fund's average annual total returns in the table include the current maximum initial sales charges of 5.75% for Class A and 3.25% for Class M; the contingent deferred sales charge of 5% (1-year) and 3% (life-of-class) for Class B; and the 1% contingent deferred sales charge for the 1-year period for Class C.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Fund invests in convertible securities and other debt securities, the Fund's performance is compared to both the Goldman Sachs
Convertible Bond 100 Index and the Lehman Brothers Aggregate Bond Index. However, it must be remembered that index performance reflects the reinvestment of income but does not consider the effects of transaction costs. The Fund also compares its performance to that of the S&P 500 index, a measure of the domestic stock market, and that comparison may be found in the Fund's annual report.


Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended December 31, 1998.

Shareholder Fees (charges paid directly from your investment):

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                         Class A
                       Shares    Class B Shares  Class C Shares   Class M Shares
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Maximum Sales Charge
(Load) on purchases
(as % of offering         5.75%         None            None            3.25%
price)
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Maximum Deferred
Sales Charge (Load)
(as % of the lower of
the original offering     None1         5%2             1%3              None
price or redemption
proceeds)
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1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

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                              Class A       Class B      Class C       Class M
                               Shares       Shares        Shares       Shares
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Management Fees                    0.46%         0.46%        0.46%       0.46%
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Distribution         and/or        0.25%         1.00%        1.00%        0.75%
Service (12b-1) Fees
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Other Expenses                     0.22%         0.23%        0.22%       0.22%
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Total   Annual    Operating        0.93%         1.69%        1.68%        1.43%
Expenses
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Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.


Examples. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

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If shares are redeemed:      1 Year        3 Years       5 Years     10 Years1
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Class A Shares                $664          $854         $1,060        $1,652
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Class B Shares                $672          $833         $1,118        $1,610
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Class C Shares                $271          $530          $913         $1,987
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Class M Shares                $466          $763         $1,081        $1,982
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If shares are not
redeemed:                    1 Year        3 Years       5 Years     10 Years1
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Class A Shares                $664          $854         $1,060        $1,652
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Class B Shares                $172          $533          $918         $1,610
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Class C Shares                $171          $530          $913         $1,987
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Class M Shares                $466          $763         $1,081        $1,982
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In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.


About the Fund's Investments

The Fund's Principal Investment Policies. The allocation of the Fund's portfolio among the different types of permitted investments will vary over time based upon the evaluation of economic and market trends by the Manager. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      In selecting securities for the Fund's portfolio and evaluating their yield potential and credit risk, the Manager does not rely solely on ratings by rating organizations but evaluates business and economic factors affecting an issuer as well. The debt securities the Fund buys may be rated by nationally-recognized rating organizations such as Moody's Investors Service, Inc. or Standard & Poor's Rating Service, or they may be unrated securities assigned an equivalent rating by the Manager. Credit ratings evaluate the expectation of scheduled payments of interest and principal, not market risks. Rating agencies might not always change their credit ratings of an issuer in a timely manner to reflect the events that could affect an issuer's ability to make timely payments on its obligations.

      The Fund can invest in debt securities that are investment grade or below investment grade in credit quality and at times will invest substantial amounts of its assets in securities below investment grade to seek higher income as part of its goal. "Investment-grade" rated securities are those in the four highest rating categories of national ratings organizations. The ratings definitions of the principal ratings organizations are included in Appendix A to the Statement of Additional Information.

Convertible Securities. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Because of the conversion feature, the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. In general, convertible securities: o have higher yields than common stocks but lower yields than comparable non-convertible securities,
o may be subject to less fluctuation in value than the underlying stock because of their income, and
o provide potential for capital appreciation if the market price of the underlying common stock increases (and in those cases may be thought of as "equity substitutes").

      The Fund does not invest only in securities of issuers in a particular market capitalization range, and at times the Manager might increase the relative emphasis of securities of issuers in a particular capitalization range if the Manager believes they offer greater opportunities for total return.

      Securities of smaller, newer companies may offer greater potential for higher returns, but they are also subject to greater risks of default than larger, more established issuers. They may have unseasoned management, they may lack established markets for their products or services and may be dependent on only a few customers or suppliers for a greater amount of their business. Also, they may not have the financial strength to sustain them through business downturns or adverse market conditions. These securities may have less of a trading market than securities of larger issuers, and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. As a result, the Fund's investments in securities of these issuers have greater risks. The Fund might not achieve its expected returns from them and its share price may fluctuate more to the extent that it holds these investments.
      .
o Convertible Preferred Stock. Unlike common stock, preferred stock typically has a stated dividend rate. Preferred stock dividends may be cumulative or non-cumulative. Cumulative dividends remain a liability of the company until they are paid and must be paid before the company can pay dividends on its common stock. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. The right to payment of dividends on preferred stock is generally subordinate to the rights of a corporation's debt securities.

      Some convertible preferred stock with a mandatory conversion feature has a set call price to buy the underlying common stock. If the underlying common stock price is less than the call price, the holder will pay more for the common stock than its market price. The issuer might also be able to redeem the stock prior to the mandatory conversion date, which could diminish the potential for capital appreciation on the investment.


            o "Mandatory-Conversion" Securities. These securities may combine features of both equity and debt securities. Normally they have a mandatory conversion feature and an adjustable conversion ratio. One type of mandatory conversion security is the convertible preferred stock discussed above. Another is the "equity-linked" debt security, having a principal amount at maturity that depends on the performance of a specified equity security, such as the issuer's common stock. Their values can also be affected by interest rate changes and credit risks of the issuer. They may be structured in a way that limits their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Since the market for these securities is still relatively new, they may be less liquid than other convertible securities.

      n Lower-Grade Securities. Lower-grade convertible securities may offer greater opportunities for higher returns than higher-grade securities. Lower-grade securities are those rated below "Baa" by Moody's or lower than "BBB" by Standard & Poor's or similar ratings by other nationally-recognized rating organizations. The Fund does not invest in securities rated below "C" or which are in default. While securities rated "Baa" by Moody's or "BBB" by S&P are considered "investment grade," they have some speculative characteristics.

            |_| Special Risks of Lower-Grade Securities. While investment-grade securities are subject to risks of non-payment of interest and principal, in general, higher-yielding lower-grade bonds, whether rated or unrated, have greater risks than investment-grade securities as stated in "Main Risks of Investing in the Fund." There may be less of a market for them and therefore they may be harder to sell at an acceptable price. These risks mean that the Fund might not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share could be affected by declines in value of these securities.

      The Fund also invests in investment-grade debt securities. It is not required to dispose of debt securities whose ratings fall after the Fund buys them. However, the portfolio managers will monitor those holdings of issuers whose credit quality falls to determine whether the Fund should sell them.

      n Derivative Investments. In addition to using hedging instruments such as options, the Fund can use other derivative investments, such as structured notes and "mandatory-conversion" securities, including "equity-linked" debt securities, because they offer the potential for increased income and principal value.

      Markets underlying securities and indices may move in a direction not anticipated by the Manager. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. As a result of these risks the Fund could realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid

            o "Structured" Notes. The Fund can buy "structured" notes, which are specially-designed derivative debt investments. Payments of principal or interest on those notes are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

      The principal and/or interest payments depend on the performance of one or more other securities or indices. The values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore, the Fund could receive more or less than it originally invested when the notes mature. It might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

      n Can the Fund's Investment Objective and Policies Change? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's objective is a not a fundamental policy but will not be changed by the Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

      n Portfolio Turnover. The Fund may engage in short-term trading to some degree try to achieve its objective. It does not expect to have a portfolio turnover rate in excess of 100% annually. Portfolio turnover affects brokerage costs the Fund pays. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this Prospectus shows the Fund's portfolio turnover rates during the Fund's five most recent fiscal years.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Manager might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are meant to help reduce investment or market risks.

      n Foreign Securities. The Fund can invest up to 15% of its net assets in foreign securities. The Fund can buy securities of companies in both developed markets and emerging markets. The Fund's foreign debt investments can be denominated in U.S. dollars or in foreign currencies. The Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

            o Risks of Foreign Investing. While foreign securities offer special investment opportunities, there are also special risks that can reduce the Fund's share prices and returns. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities as foreign currency values change against the U.S. dollar. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      n Zero-Coupon Securities. Some of the debt securities the Fund buys are zero-coupon bonds that pay no interest and are issued at a substantial discount from their face value. Zero-coupon securities are subject to greater
fluctuations   in  price  from  interest  rate  changes  than   interest-bearing
securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently.

      n Illiquid and Restricted Securities. Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security has a contractual restriction on its resale or cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      n Hedging. The Fund can buy and sell certain kinds of put and call options. These are referred to as "hedging instruments." The Fund is not required to use hedging instruments to seek its objective. The Fund does not use hedging instruments for speculative purposes and has limits on its use of them.

      The Fund could write covered call options on stocks, purchase put options on stocks and enter into closing transactions on these options for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may fall or to try to increase its income.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive Investments. For cash management purposes the Fund can hold cash equivalents such as commercial paper, repurchase agreements, U.S. Treasury bills and other short-term U.S. government securities. In times of unstable market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be short-term U.S. government securities, commercial paper in the highest rating category, bank obligations of domestic banks having assets of at least $500 million or repurchase agreements. To the extent the Fund invests defensively in these securities, it might not achieve its primary investment objective. Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers might incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Fund's custodian bank and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 might also have a negative effect on the services they provide to the Fund. The extent of that risk cannot be ascertained at this time.


How the Fund Is Managed

The Manager. The Fund's Manager, OppenheimerFunds, Inc., chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement that states the Manager's responsibilities. The Agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment advisor since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $100 billion as of March 31, 1999, and with more than 4 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

      n Portfolio Managers. The portfolio managers of the Fund are Michael S. Rosen and Edward Everett. Mr. Rosen is a Vice President and Mr. Everett is an Assistant Vice President of the Fund. They are the persons principally responsible for the day-to-day management of the Fund's portfolio. Mr. Rosen is a Vice President of the Manager and joined the Manager as a Vice President and portfolio manager in January 1996. Prior to that he was an officer, portfolio manager and shareholder of the Fund's prior investment advisor, Fielding Management Company, Inc. and managed the Fund's portfolio since its inception in 1986. Mr. Everett is an Assistant Vice President of the Manager and prior to joining the Manager in January 1996 was a portfolio manager of Fielding Management Company, Inc.

      n Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.625% of the first $50 million of average annual net assets of the Fund, 0.50% of the next $250 million, and 0.4375% of average annual net assets over $300 million. The Fund's advisory fee for its last fiscal year ended December 31, 1998 was 0.46% of average annual net assets for each class of shares.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Fund's Distributor, or directly through the Distributor, or automatically through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

      |X| Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      |X| Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

      |X| Buying Shares by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1-800-525-7048 to notify the Distributor of the wire, and to receive further instructions.

      |X| Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the Automated Clearing House (ACH) transfer to buy the shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

      |X| Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

      |_| With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. Subsequent purchases of at least $25 can be made by telephone through AccountLink.


      o Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies.
Additional purchases may be as little as $25.

      |_| The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

At What Price Are Shares Sold? Shares are sold at their offering price (the net asset value per share plus any initial sales charge that applies). The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

      |_| The net asset value of each class of shares is determined as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time."

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the value of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

      |_| To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

      |_| If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

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What Classes of Shares Does the Fund Offer? The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
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      |X| Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can I Buy Class A Shares?" below.

      |X| Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge, and if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can I Buy Class B Shares?" below.
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      |X| Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge, and if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can I Buy Class C Shares?" below.

      |X| Class M Shares. If you buy Class M shares, you pay an initial sales charge. The amount of that sales charge depends on the amount you invest. Additionally, there is an annual asset-based sales charge.


Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. You should review these factors with your financial advisor. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

      |X| How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A or Class M shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C
 .

            |_| Investing for the Shorter Term. If you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A, Class M or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C or Class M shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C and Class M shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C or Class M shares from a single investor.

            |_| Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

      |X| Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B, Class C or Class M shareholders. Other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class M shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the asset-based sales charges described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

      |X| How Does It Affect Payments to My Broker? A salesperson, such as a broker, may receive different compensation for selling one class of shares than for selling another class. It is important to remember that asset-based sales charges for Class B, Class C and Class M and the Class B and Class C contingent deferred sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

Special Sales Charge Arrangements and Waivers. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions.

How Can I Buy Class A Shares? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

  ---------------------------------------------------------------------------
                                           Front-End Sales
                          Front-End Sales  Charge As a
                          Charge As a      Percentage of     Commission As
                          Percentage of    Net               Percentage of
  Amount of Purchase      Offering Price   Amount Invested   Offering Price
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  Less than $25,000            5.75%             6.10%            4.75%
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  ---------------------------------------------------------------------------
  $25,000 or more but          5.50%             5.82%            4.75%
  less than $50,000
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  ---------------------------------------------------------------------------
  $50,000 or more but          4.75%             4.99%            4.00%
  less than $100,000
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  ---------------------------------------------------------------------------
  $100,000 or more but         3.75%             3.90%            3.00%
  less than $250,000
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  ---------------------------------------------------------------------------
  $250,000 or more but         2.50%             2.56%            2.00%
  less than $500,000
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  $500,000 or more but         2.00%             2.04%            1.60%
  less than $1 million
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      |X| Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or for certain purchases by particular types of retirement plans described in Appendix C to the Statement of Additional Information. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more other than by those retirement accounts. For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. In either case, the commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.1

1 No commission will be paid on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.


      If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable when shares are redeemed, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains. Then the Fund will redeem other shares in the order in which you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in Appendix C to the Statement of Additional Information.

      The Class A contingent deferred sales charge is not charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the sales charge will apply.

How Can I Reduce Sales Charges for Class A Share Purchases? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information:

      |X| Waivers of Class A Sales Charges. The Class A initial and contingent deferred sales charges are not imposed in the circumstances described in Appendix C to the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent when purchasing shares whether any of the special conditions apply.

How Can I Buy Class B Shares? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The contingent deferred sales charge is not imposed on:
      |_| the amount of your account value represented by an increase in net asset value over the initial purchase price, |_| shares purchased by the reinvestment of dividends or capital gains distributions, or |_| shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
1.    shares   acquired  by   reinvestment  of  dividends  and  capital  gains
         distributions,
2.    shares held for over 6 years, and
3.    shares held the longest during the 6-year period.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

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                                         Contingent Deferred Sales Charge on
Years Since Beginning of Month in Which  Redemptions in That Year
Purchase Order was Accepted              (As % of Amount Subject to Charge)
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                 0 - 1                                   5.0%
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                 1 - 2                                   4.0%
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                 2 - 3                                   3.0%
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                 3 - 4                                   3.0%
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                 4 - 5                                   2.0%
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                 5 - 6                                   1.0%
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            6 and following                              None
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In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      |X| Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in the Statement of Additional Information.

How Can I Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The contingent deferred sales charge is not imposed on:
      |_|   the amount of your account  value  represented  by the increase in net asset value over the initial purchase price,
o shares purchased by the reinvestment of dividends or capital gains distributions, or
o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
1.    shares   acquired  by   reinvestment  of  dividends  and  capital  gains
         distributions,
2.    shares held for over 12 months, and
3.    shares held the longest during the 12-month period.

How Can I Buy Class M Shares? Class M shares are sold at their offering price, which is normally net asset value plus an initial sales charge.2 In other cases, reduced sales charges may be available under the Fund's "Right of Accumulation" or Letter of Intent, as described under Class A procedures above. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount you purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The Distributor does not accept purchases of Class M shares in amounts of $1 million or more. The current sales charge rates and commissions paid to dealers are as follows:

--------------------------------------------------------------------------------
                     Front-End Sales     Front-End Sales
                     Charge As a         Charge As a         Commission As
                     Percentage of       Percentage of Net   Percentage of
Amount of Purchase   Offering Price      Amount Invested     Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Less than $250,000          3.25%               3.36%               3.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$250,000 or more
but less than               2.25%               2.30%               2.00%
$500,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$500,000 or more
but less than $1            1.25%               1.27%               1.00%
million
--------------------------------------------------------------------------------


Distribution and Service (12b-1) Plans.

      |X| Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

      |X| Distribution and Service Plans for Class B, Class C and Class M Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class M shares to pay the Distributor for its services in distributing shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and an asset-based sales charge of 0.50% on Class M shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% and Class M expenses by 0.75% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class M shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays sales commission of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor also retains the Class M asset-based sales charge, but may use all or part of it to pay additional compensation to dealers that sell Class M shares.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.


Special Investor Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
      |_| transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or |_| have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1-800-533-3310.

      |X| Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

      |X| Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

      |X| Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Can I Submit Transaction Requests by Fax? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1-800-533-3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1-800-525-7048.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Reinvestment Privilege. If you redeem some or all of your Class A, Class M or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A or Class M shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

Retirement Plans. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that can be used by individuals and employers:

      |X| Individual Retirement Accounts (IRAs), including regular IRAs, Roth IRAs, SIMPLE IRAs, rollover and Education IRAs.
      |X| SEP-IRAs, which are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.
      |X| 403(b)(7) Custodial Plans, that are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
      |X| 401(k) Plans, which are special retirement plans for businesses.
      |X| Pension and Profit-Sharing Plans, designed for businesses and self-employed individuals.

      Please  call  the   Distributor  for   OppenheimerFunds   retirement  plan
documents, which include applications and important plan information.


How to Sell Shares

      You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      |X| Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
      |_| You wish to redeem $50,000 or more and receive a check |_| The redemption check is not payable to all shareholders listed on the account statement
      |_| The redemption check is not sent to the address of record on your account statement
      |_| Shares are being transferred to a Fund account with a different owner or name
      |_| Shares are being redeemed by someone (such as an Executor) other than the owners


      |X| Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

      |X| Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

      |X| Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1-800-852-8457.

How   Do I Sell Shares by Mail?  Write a letter of  instructions  that includes:
      |_| Your name |_| The Fund's name |_| Your Fund account number (from your account statement) |_| The dollar amount or number of shares to be redeemed |_| Any special payment instructions |_| Any share certificates for the shares you are selling |_| The signatures of all registered owners exactly as the account is registered, and
      |_| Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

Send courier or express mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

How Do I Sell Shares by Telephone? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an
OppenheimerFunds retirement plan account or under a share certificate by telephone.
      |_|   To  redeem   shares   through  a  service   representative,   call
1-800-852-8457
      |_|   To redeem shares automatically on PhoneLink, call 1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

      |X| Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      |X| Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Can I Sell Shares Through My Dealer? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.


How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange without sales charge. To exchange shares, you must meet several conditions:
      |_| Shares of the fund selected for exchange must be available for sale in your state of residence.
      |_| The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
      |_| You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
      |_| You must meet the minimum purchase requirements for the fund you purchase by exchange.
      |_| Before exchanging into a fund, you should obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A or Class M shares of this Fund only for Class A shares of another fund, and you cannot exchange shares of other Oppenheimer funds for Class M shares of this Fund (except for shares of money market funds acquired by exchange from Class M shares of this Fund). In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

How Do I Submit Exchange Requests? Exchanges may be requested in writing or by telephone:

n Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

      |X| Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457, or by using PhoneLink for automated exchanges by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

Are There Limitations on Exchanges? There are certain exchange policies you should be aware of:
      |_| Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
      |_| Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
      |_| The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
      |_| If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, and selling and exchanging shares is contained in the Statement of Additional Information.

      |X| The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      |X| Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

      |X| The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

      |X| Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      |X| Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      |X| The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

      |X| Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink or Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

      |X| The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      |X| Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      |X| Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

      |X| "Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

      |X| To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.


Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on each regular business day and to pay those dividends to shareholders quarterly in March, June, September and December on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for the shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B, Class C or Class M shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

What Choices Do I Have for Receiving Distributions? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

      |X| Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

      |X| Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains distributions in the Fund while receiving dividends by check or having them sent to your bank account through AccountLink.

      |X| Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank through AccountLink.

      |X| Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

      |X| Avoid "Buying a Distribution". If you buy shares on or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable capital gain.

      |X| Remember, There May be Taxes on Transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.
Any capital gain is subject to capital gains tax.

      |X| Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to
shareholders.   If  that  occurs,   it  will  be   identified  in  notices  to
shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

Financial Highlights               Class A

---------------------------------------------
                                   Year Ended December 31,
                                   1998       1997     1996(1)    1995(3)
================================================================================
Per Share Operating Data

Net asset value, beginning of
  period                           $15.32     $14.27    $13.96    $13.11
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                 .70        .71(4)    .73(4)    .54(4)
Net realized and unrealized gain
  (loss)                             (.08)      1.93(4)    .65(4)   1.48(4)
                                   ------     ------    ------    ------
Total income (loss) from investment
  operations                          .62       2.64      1.38      2.02
--------------------------------------------------------------------------------
Dividends and distributions to
  shareholders:
Dividends from net investment
  income                             (.70)      (.72)     (.72)     (.68)
Distributions from net realized
  gain                               (.40)      (.87)     (.35)     (.49)
                                   ------     ------    ------    ------
Total dividends and distributions
  to shareholders                   (1.10)     (1.59)    (1.07)    (1.17)
--------------------------------------------------------------------------------
Net asset value, end of period     $14.84     $15.32    $14.27    $13.96
                                   ======     ======    ======    ======
================================================================================
Total Return, at Net Asset
  Value(5)                           4.08%     18.77%    10.13%    15.54%

================================================================================
Ratios/Supplemental Data

Net assets, end of period
  (in thousands)                 $221,693   $192,212   $93,578    $2,502
--------------------------------------------------------------------------------
Average net assets
  (in thousands)                 $220,423   $145,929   $41,617    $1,799
--------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income                4.55%      4.58%     5.11%     5.63%(6)
Expenses                             0.93%      0.95%     0.98%(7)
1.05%(6)(7)
Expenses (excluding interest)(8)     0.93%      0.95%     0.97%     1.01%(6)
--------------------------------------------------------------------------------
Portfolio turnover rate(9)           90.2%      78.5%     52.7%     57.5%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. For the period from March 11, 1996 (inception of offering) to December 31, 1996. 3. For the period from May 1, 1995 (inception of offering) to December 31, 1995. 4. Per share information has been determined based on average shares outstanding for the period. 5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 6. Annualized. 7. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund. 8. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds. 9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $986,431,333 and $886,460,630, respectively.

Financial Highlights               Class B
(continued)
---------------------------------------------
                                   Year Ended December 31,
                                   1998       1997     1996(1)   1995(3)
===============================================================================
Per Share Operating Data

Net asset value, beginning
  of period                        $15.35     $14.29    $13.98    $13.11
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                 .58        .59(4)    .62(4)    .45(4)
Net realized and unrealized gain
  (loss)                             (.08)      1.94(4)    .65(4)   1.51(4)
                                   ------     ------    ------    ------
Total income (loss) from
  investment operations               .50       2.53      1.27      1.96
--------------------------------------------------------------------------------
Dividends and distributions to
  shareholders:
Dividends from net investment
  income                             (.58)      (.60)     (.61)     (.60)
Distributions from net realized
  gain                               (.40)      (.87)     (.35)     (.49)
                                   ------     ------    ------    ------
Total dividends and distributions
  to shareholders                    (.98)     (1.47)     (.96)    (1.09)
--------------------------------------------------------------------------------
Net asset value, end of period     $14.87     $15.35    $14.29    $13.98
                                   ======     ======    ======    ======
================================================================================
Total Return, at Net
  Asset Value(5)                     3.30%     17.93%     9.28%    15.09%
================================================================================
Ratios/Supplemental Data

Net assets, end of period
  (in thousands)                 $445,544   $383,755  $211,176   $34,465
--------------------------------------------------------------------------------
Average net assets
  (in thousands)                 $441,677   $296,426  $113,784   $15,184
--------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income                3.79%      3.80%     4.31%     4.82%(6)
Expenses                             1.69%      1.72%     1.75%(7)
1.69%(6)(7)
Expenses (excluding interest)(8)     1.69%      1.72%     1.73%     1.64%(6)
--------------------------------------------------------------------------------
Portfolio turnover rate(9)           90.2%      78.5%     52.7%     57.5%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. For the period from March 11, 1996 (inception of offering) to December 31, 1996. 3. For the period from May 1, 1995 (inception of offering) to December 31, 1995. 4. Per share information has been determined based on average shares outstanding for the period. 5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 6. Annualized. 7. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund. 8. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds. 9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $986,431,333 and $886,460,630, respectively.

Financial Highlights                Class C
(continued)
--------------------------------------------
                                    Year Ended December 31,
                                         1998         1997       1996(1)(2)
================================================================================
Per Share Operating Data

Net asset value, beginning of
  period                                 $15.32       $14.27      $14.03
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                       .58          .59(4)      .50(4)
Net realized and unrealized gain
 (loss)                                    (.08)        1.93(4)      .59(4)
                                         ------       ------      ------
Total income (loss) from
  investment operations                     .50         2.52        1.09
--------------------------------------------------------------------------------
Dividends and distributions
  to shareholders:
Dividends from net investment income       (.58)        (.60)       (.50)
Distributions from net realized gain       (.40)        (.87)       (.35)
                                         ------       ------      ------
Total dividends and distributions
  to shareholders                          (.98)       (1.47)       (.85)
--------------------------------------------------------------------------------
Net asset value, end of period           $14.84       $15.32      $14.27
                                         ======       ======      ======
================================================================================
Total Return, at Net Asset Value(5)        3.32%       17.88%       7.74%

================================================================================
Ratios/Supplemental Data

Net assets, end of period
  (in thousands)                       $108,339      $85,397     $38,312
--------------------------------------------------------------------------------
Average net assets (in thousands)       105,974      $62,343     $18,550
--------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income                      3.81%        3.82%       4.32%(6)
Expenses                                   1.68%        1.70%
1.68%(6)(7)
Expenses (excluding interest)(8)           1.68%        1.70%       1.67%(6)
--------------------------------------------------------------------------------
Portfolio turnover rate(9)                 90.2%        78.5%       52.7%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. For the period from March 11, 1996 (inception of offering) to December
   31, 1996.
3. For the period from May 1, 1995 (inception of offering) to December 31, 1995.
4. Per share information has been determined based on average shares outstanding for the period.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than
   one full year.
6. Annualized.
7. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.
8. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $986,431,333 and $886,460,630, respectively.

Financial Highlights          Class M
(continued)
--------------------------------------------------
                             Year Ended December 31,
                              1998       1997       1996(1)     1995      1994
Per Share Operating Data

Net asset value,
  beginning of period     $15.32    $14.27     $13.96     $12.20     $13.16
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income        .62       .62(4)     .65(4)     .70(4)
 .68(4)
Net realized and
  unrealized gain (loss)    (.08)     1.94(4)     .66(4)    2.42(4)
(.81)(4)
                          ------    ------     ------     ------      ------
Total income (loss)
  from investment
  operations                 .54      2.56       1.31       3.12        (.13)
--------------------------------------------------------------------------------
Dividends and
distributions to
shareholders:
Dividends from net
  investment income         (.62)     (.64)      (.65)      (.87)      (.69)
Distributions from net
  realized gain             (.40)     (.87)      (.35)      (.49)      (.14)
                          ------    ------     ------     ------      ------
Total dividends and
  distributions
  to shareholders          (1.02)    (1.51)     (1.00)     (1.36)      (.83)
-------------------------------------------------------------------------------
Net asset value,
  end of period           $14.84    $15.32     $14.27     $13.96     $12.20
                          ======    ======     ======     ======     ======
===============================================================================
Total Return, at Net
 Asset  Value(5)            3.58%    18.19%      9.58%     26.00%     (1.12)%

===============================================================================
Ratios/Supplemental Data

Net assets, end of
period (in thousands)   $263,716  $297,292   $274,043   $239,341   $126,691
-------------------------------------------------------------------------------
Average net assets
  (in thousands)        $288,953  $285,621   $264,936   $181,719   $106,829
-------------------------------------------------------------------------------
Ratios to average
  net assets:
Net investment income       4.02%     4.05%      4.59%      5.12%      5.24%
Expenses                    1.43%     1.46%      1.58%(7)   1.58%(7)   1.66%
Expenses (excluding
  interest)(8)              1.43%     1.46%      1.55%      1.56%      1.65%
-------------------------------------------------------------------------------
Portfolio turnover
   rate(9)                  90.2%     78.5%      52.7%      57.5%      52.8%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund. 2. For the period from March 11, 1996 (inception of offering) to December 31, 1996. 3. For the period from May 1, 1995 (inception of offering) to December 31, 1995. 4. Per share information has been determined based on average shares outstanding for the period. 5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 6. Annualized. 7. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund. 8. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds. 9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $986,431,333 and $886,460,630, respectively.

For  More  Information  About  Oppenheimer   Convertible  Securities  Fund:  The
following additional information about the Fund is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

---------------------------------------------------------------------------


How to Get More Information:


---------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:
By Telephone:
Call OppenheimerFunds Services toll-free:
1-800-525-7048

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:
You can read or down-load documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:
OppenheimerFunds Distributor, Inc.


SEC File No. 811-4576
PR0345.001.0499 Printed on recycled paper.

                          Appendix to Prospectus of
                   Oppenheimer Convertible Securities Fund


      Graphic material included in the Prospectus of Oppenheimer Convertible Securities Fund (the "Fund") under the heading: "Annual Total Returns (Class
M)(as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class M shares of the Fund for each of the ten most recent calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:

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Year Ended:                                        Annual Total Return
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12/31/89                                                   8.14%
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12/31/90                                                  -8.14%
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12/31//91                                                28.50%
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12/31/92                                                 31.19%
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12/31/93                                                 21.24%
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12/31/94                                                  -1.19%
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12/31/95                                                 26.00%
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12/31/96                                                   9.58%
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12/31/97                                                 18.19%
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12/31/98                                                   3.58%
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Oppenheimer Convertible Securities Fund
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350 Linden Oaks, Rochester, New York 14625
1-800-525-7048

            Statement of Additional Information dated April 28, 1999
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This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 28, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
Page

            About the Fund
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Additional Information About the Fund's Investment Policies and Risks........2
     The Fund's Investment Policies..........................................2
     Other Investment Techniques and Strategies..............................6
     Investment Restrictions................................................14
How the Fund is Managed.....................................................17
     Organization and History...............................................17
     Trustees and Officers..................................................18
     The Manager ...........................................................23
Brokerage Policies of the Fund..............................................24
Distribution and Service Plans..............................................26
Performance of the Fund.....................................................30

            About Your Account
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How To Buy Shares...........................................................36
How To Sell Shares..........................................................44
How to Exchange Shares......................................................49
Dividends, Capital Gains and Taxes..........................................51
Additional Information About the Fund.......................................53

            Financial Information About the Fund
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Report of Independent Accountants...........................................54
Financial Statements .......................................................55


Appendix A: Ratings Definitions............................................A-1
Appendix B: Industry Classifications.......................................B-1
            Appendix C: Special Sales Charge Arrangements and Waivers   C-1
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A B O U T  T H E  F U N D
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            Additional  Information About the Fund's  Investment  Policies and
Risks

      The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      n Convertible Securities. Convertible securities are fixed-income securities that may be exchanged for or converted into the underlying common stock of the issuer at the option of the holder during a specified period of time. Convertible securities may take the form of convertible preferred stock, convertible bonds or notes, or other fixed-income securities with stock purchase warrants. They may have a combination of the features of several of these securities.

      Because of the conversion feature, the price of a convertible security normally will vary in proportion to changes in the price of the underlying common stock. Convertible securities in general are subject to less price volatility than the common stocks into which they are convertible because of their comparatively higher yields. The investment characteristics of each convertible security vary, and that variety enables the Fund to use convertible securities in different ways to pursue its investment objective of high total return. For example, the Fund can invest in: o convertible securities that provide a relatively high level of income, with less appreciation potential,
o convertible securities that have high appreciation potential and a relatively low level of income, and
o convertible securities that provide some combination of both income and appreciation potential.

      Convertible bonds and convertible preferred stocks are fixed-income securities that retain the investment characteristics of fixed-income securities until they have been converted. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Convertible securities are senior securities and therefore have a claim against the assets of the issuing corporation that is superior to the claims of holders of the issuer's common stock upon liquidation of the corporation. Convertible securities, however, are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide income potential and yields that are generally higher than common stocks, but which are generally lower than non-convertible securities of similar credit quality.
      As with all fixed-income securities, convertible securities are subject to changes in value from changes in the level of prevailing interest rates. However, the conversion feature of convertible securities, giving the owner the right to exchange them for the issuer's common stock, in general causes the market value of convertible securities to increase when the value of the underlying common stock increases, and to fall when the stock price falls. Since securities prices fluctuate, however, there can be no assurance that the market value of convertible securities will increase. Convertible securities generally do not have the same potential for capital appreciation as the underlying stock. When the value of the underlying common stock is falling, the value of the convertible security may not experience the same decline as the underlying common stock. It tends to decline to a level (often called investment value) approximating the yield-to-maturity basis of non-convertible debt of similar credit quality.

      Many convertible securities sell at a premium over their conversion values. Conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. That premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security having capital appreciation potential because of the conversion privilege. If the Fund buys a convertible security at a premium, there can be no assurance that the underlying common stock will appreciate enough for the Fund to recover the premium on the convertible security.

      n Convertible Preferred Stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      While preferred stock is an equity security, some convertible preferred stock has characteristics of both a debt security and a call option. These securities can be considered derivative securities because of their call option component, described below. Typically these stocks are convertible to common stock after a three-year period (although they are callable by the issuer prior to conversion). They pay a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the same issuer.

      |_| Mandatory-Conversion Securities. The Fund can also invest in a more recently-developed variety of convertible securities referred to as "mandatory-conversion securities." These securities may combine several of the features of debt securities and equity securities, including both preferred stock and common stock. Unlike more traditional convertible securities, however, many of these securities have a mandatory conversion feature and an adjustable conversion ratio. As a result, many of these securities offer limited potential for capital appreciation and, in some instances, are subject to unlimited potential for loss of capital.

      These securities are designed and marketed by major investment banking firms and trade in the marketplace under various acronyms that are proprietary to the investment banking firm. The Fund may be exposed to counter-party risk to the extent it invests in synthetic mandatory conversion securities which are issued by investment banking firms. Those are unsecured obligations of the issuing firm. Should the firm that issued the security experience financial difficulty, its ability to perform according to the terms of the security might become impaired. The mandatory conversion securities which may be purchased by the Fund include, among others, "equity-linked debt securities," discussed below, and certain varieties of convertible preferred stock.

      At any time prior to the mandatory conversion date, the issuer can redeem the preferred stock. At its mandatory conversion date, the preferred stock is converted into a share (or a fraction of a share) of the issuer's common stock at the call price that was established at the time the preferred stock was issued. Generally, the call price is 30% to 45% above the price of the issuer's common stock at the time the preferred stock is issued and may be subject to downward adjustment over time. If the share price of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends).

      The issuer must issue to the holder of the preferred stock the number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock. That market value typically is determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock.

      Convertible preferred stock is subject to the same market risk as the common stock of the issuer. However that risk may be mitigated by the higher dividend paid on the preferred stock. This convertible preferred stock offers limited opportunity for appreciation, however, because of the call feature. If the market value of the issuer's common stock increases to the call price or above the call price of the preferred stock, the issuer can (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk of the issuer as to its ability to pay of the dividend. Generally, convertible preferred stock is less volatile than the related common stock of the issuer, in part because of the fixed dividend.

            o Equity-Linked Debt Securities. The Fund can purchase mandatory conversion debt securities whose principal amount at maturity depends upon the performance of a specified equity security. These "equity-linked debt securities" are a form of derivative security and differ from ordinary debt securities in that the principal amount received at maturity is not fixed. Instead, their principal value is based on the price of the linked equity security at the time the debt security matures. These debt securities usually mature in three to four years, and during the years to maturity pay interest at a fixed rate.
      Although these debt securities are typically adjusted for events such as stock splits, stock dividends and certain other events that affect the market value of the linked equity security, the debt securities are not adjusted if additional equity securities are issued for cash. An additional issuance of equity securities of the type to which the debt security is linked could adversely affect the price of the debt security. In general, however, these debt securities are less volatile than the equity securities to which they are linked.

      n Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      While the changes in value of the Fund's portfolio securities after they are purchased will be reflected in the net asset value of the Fund's shares, those changes normally do not affect the interest income paid by those securities (unless the security's interest is paid at a variable rate pegged to particular interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

      n Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

      The Fund's debt investments can include high-yield, non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., at least "BBB" by Standard & Poor's Rating Services or Duff & Phelps, Inc., or that have comparable ratings by another nationally-recognized rating organization.

      In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated, they are assigned a rating by the Manager of comparable quality to bonds having similar yield and risk characteristics within a rating category of a rating organization.

      The Fund does not have investment policies establishing specific maturity ranges for the Fund's investments, and they may be within any maturity range (short, medium or long) depending on the Manager's evaluation of investment opportunities available within the debt securities markets. Generally, however, it is expected that the Fund's average portfolio maturity will be of a longer average maturity. The Fund may shift its investment focus to securities of longer maturity as interest rates decline and to securities of shorter maturity as interest rates rise.

            o Special Risks of Lower-Grade Securities. The Fund can invest without limit in lower-grade debt securities, and the Fund will normally invest its assets primarily in these securities to seek its objective. Lower-grade securities tend to offer higher yields than investment-grade securities, but also are subject to greater risks of default by the issuer in its obligations to pay interest and/or repay principal on the maturity of the security.

      "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's portfolio of lower-grade securities. The Fund will not invest in securities rated below "C" or which are in default at the time the Fund buys them.

      Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high-yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high-yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high-yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks and have some speculative characteristics. Definitions of the debt security ratings categories of the principal rating organizations are included in Appendix A to this Statement of Additional Information.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use some of them.

      n Foreign Securities. The Fund can invest up to 15% of its net assets in foreign securities. These primarily will be fixed-income debt securities issued or guaranteed by foreign companies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      The percentage of the Fund's assets that will be allocated to foreign securities will vary over time depending on a number of factors. Those factors may include the Manager's analysis of relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of a country's financial markets, the interest rate climate of particular foreign countries and the relationship of
particular   foreign  currencies  to  the  U.S.  dollar.  The  Manager  analyzes fundamental economic criteria (for example, relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund can purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer high income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

            o Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o      reduction of income by foreign taxes;
o      fluctuation in value of foreign  investments  due to changes in currency rates or currency control regulations (for example, currency blockage);
o      transaction charges for currency exchange;
o      lack of public information about foreign issuers;
o      lack of uniform  accounting,  auditing and financial reporting standards
               in  foreign   countries   comparable  to  those  applicable  to
               domestic issuers;
o      less volume on foreign exchanges than on U.S. exchanges;
o      greater  volatility  and less  liquidity on foreign  markets than in the
               U.S.;
o      less governmental  regulation of foreign issuers,  securities  exchanges and brokers than in the U.S.;
o      greater difficulties in commencing lawsuits;
o      higher brokerage commission rates than in the U.S.;
o      increased  risks of delays in  settlement of portfolio  transactions  or loss of certificates for portfolio securities;
o
               possibilities in some countries of expropriation,  confiscatory
               taxation,   political,   financial  or  social  instability  or
               adverse diplomatic developments; and
o      unfavorable   differences   between   the  U.S.   economy   and  foreign
               economies.
      In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

            o Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objective.

            o Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion could affect: o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress securities values.
o vendors the Fund depends on to carry out its business, such as its custodian bank (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.
o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

      The Manager has upgraded (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's custodian bank has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio managers will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.
      n Warrants. As a fundamental policy, the Fund cannot invest more than 15% of the value of its net assets in warrants, and not more than 5% of the Fund's net assets may be invested in warrants that are not listed on The New York Stock Exchange or The American Stock Exchange. That policy does not limit the Fund's acquisition of warrants that have been acquired in units or attached to other securities. This fundamental policy is currently limited by an operational policy under which the Fund will not invest more than 5% of the value of the its net assets in warrants, and not more than 2% of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities are deemed to be without value for purposes of the limitation imposed by the operational policy.

      A warrant basically is an option to purchase common stock at a specific price valid for a specific period of time. Usually the price is at a premium above the market value of the applicable common stock at its issuance. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, many warrants have expiration dates after which they are worthless unless the warrants are exercised or sold before they expire. In addition, if the market price of the common stock does not exceed the exercise price of the warrant during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The market price of a warrant may increase or decrease more than the market price of the optioned common stock.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for temporary defensive purposes or for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

       In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      |X| Illiquid and Restricted Securities. Under policies established by the Fund's Board of Trustees, the Manager determines the liquidity of some of the Fund's securities. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund can acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      n Borrowing for Leverage. The Fund has a fundamental policy that permits it to borrow from banks on an unsecured basis, to invest the borrowed funds in portfolio securities. This technique is known as "leverage." The Fund may borrow only from banks. Under applicable law, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within 3 days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      n Loans of Portfolio Securities. To raise cash for liquidity or income purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. These loans are limited to not more than 10% of the value of the Fund's net assets under guidelines established by the Board of Trustees. The Fund currently does not intend to lend its securities.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      n Derivatives. The Fund can invest in a variety of derivative investments to seek income or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.

      Among the derivative investments the Fund can invest in are "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer described in "Convertible Preferred Stock," above. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

      |X| Hedging. The Fund can use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
o     buy puts on securities, or
o     write covered calls on securities.  Covered calls can also be written on debt securities to attempt to increase the Fund's income.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The particular options the Fund can use are described below. The Fund may employ other hedging instruments and strategies in the future, if those investment methods are consistent with the Fund's investment objective and fundamental policies, are permissible under applicable regulations governing the Fund and are approved by the Fund's Board of Trustees.

      The Fund can buy and sell only certain kinds of put options (puts) and call options (calls). The Fund limits its options trading activity to writing covered calls on stocks (including the stock underlying a convertible security the Fund owns), purchasing put options on stocks, and entering into closing transactions. These strategies are described below.

            |_| Writing Covered Call Options. The Fund can write (that is, sell) call options on stocks. The Fund's call writing is subject to a number of restrictions:
(1)   Calls the Fund sells must be listed on a national securities exchange.
(2)   Each call the Fund writes  must be  "covered"  while it is  outstanding.
               That means the Fund must own the stock on which the call was written or must own a security convertible into the stock on which the option is written.
(3) As a fundamental policy, the Fund cannot write a call that would cause the value of its securities underlying call options (valued at the lower of the option price or market value) to exceed 25% of its net assets.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      The Fund may buy calls only to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities exchange. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

            |_| Purchasing Puts. The Fund may buy only those puts that relate to stocks, including stocks underlying the convertible securities that the Fund owns. The Fund may not sell puts other than puts it has previously purchased, to close out a position.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a stock enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

            |_| Risks of Hedging with Options. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option.

            |_| Regulatory Aspects of Hedging Instruments. Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Investment Restrictions


      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:

      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objective is not a fundamental policy, but will not be changed without approval by the Fund's Board of Trustees and prior notice to shareholders. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.


      [_]      Does the Fund  Have  Additional  Fundamental  Policies?  The
following investment restrictions are fundamental policies of the Fund:


o The Fund may not invest more than 25% of the value of the Fund's total assets in the securities of any one issuer or any group of issuers in the same industry. However, this restriction does not prevent the Fund from investing more than 25% of its total assets in securities of the United States government, or its agencies or instrumentalities.

o With respect to 50% of its total assets, the Fund must limit its investments to cash, cash items, U.S. Government securities and securities of issuers in which its investments are limited to not more than 5% of the value of its total assets in the securities of any one issuer and not more than 10% of its total assets in the outstanding voting securities of any one issuer.

o The Fund may not purchase securities on margin. However, the Fund can obtain unsecured loans to purchase securities. The aggregate of all unsecured loans, however, may not exceed 50% of the Fund's total assets. It can also borrow amounts equivalent to up to 5% of the Fund's net assets for temporary, extraordinary or emergency purposes.

      The Fund may not make short sales on securities or maintain a short position. An exception the Fund can do so if at all times when a short position is open, the Fund owns an equal amount of the securities sold short or the Fund owns securities that are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, without payment of further consideration. Not more than 10% of the Fund's total assets may be held as collateral for these short sales at any one time.
      The Fund may not purchase or sell put and call options nor write put or call options, except as set forth in the Prospectus or this Statement of Additional Information.

o The Fund may not invest in warrants in amounts in excess of 15% of the value of its net assets. The valuation of warrants for the purpose of that limitation shall be determined at the lower of cost or market value. Warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase do not count against that percentage limitation. Not more than 5% of the Fund's net assets may be invested in warrants that are not listed on The New York Stock Exchange or The American Stock Exchange.

o The Fund may not make loans. However, this policy does not prohibit the Fund from (1) making loans of its portfolio securities, (2) purchasing notes, bonds or other evidences of indebtedness, (3) making deposits with banks and other financial institutions, or (4) entering into repurchase agreements.

o The Fund may not purchase or sell real estate or real estate mortgage loans. However, the Fund may invest not more than 5% of its total assets in marketable securities of real estate investment trusts.

o     The Fund may not deal in commodities or commodities contracts.

o The Fund may not purchase or retain securities of any issuer if any of its officers and trustees, or any of the officers and directors of the Manager or the Distributor own individually beneficially more than 0.5% of the outstanding securities of that issuer, or if all of those persons together own more than 5% of that issuer's securities.

o The Fund may not invest more than 5% of the value of its total assets in securities of any company (including its predecessors) that has not been in business for at least three consecutive years. o The Fund may not issue any securities that are senior to shares of the Fund.

o     The Fund may not underwrite securities of other issuers.

o The Fund may not acquire securities of any other investment company, if as a result of that acquisition, the Fund would own in the aggregate: (1) more than 3% of the voting stock of that investment company; (2) securities of that investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities of that investment company and of any other investment companies (but excluding treasury stock of those funds) having an aggregate value in excess of 10% of the total assets of the Fund. However, none of these limitations applies to a security received as a dividend or as a result of an offer of exchange, a merger or plan of reorganization.


      |_| With respect to 75% of its total assets, the Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of the Fund's total assets would be invested in securities of that issuer or if the Fund would then own more than 10% of that issuer's voting securities. That restriction does not apply to cash or cash items or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has a number of other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Trustees without shareholder approval. While these investment policies do not require shareholder approval to be changed, as a matter of operating policy, the Fund has agreed not to change these policies without prior notice to its shareholders. These operating policies provide that the Fund may not do any of the following:


o The Fund may not invest in any issuer for the purpose of exercising control or management of that issuer, unless approved by the Fund's Board of Trustees.

o The Fund may not invest any part of its total assets in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of companies which invest in or sponsor such programs. The Fund may not invest in oil, gas or other mineral leases.

o The Fund may not invest more than 5% of the value of its in warrants, valued at the lower of cost or market value. The Fund can buy warrants that are not listed on The New York Stock Exchange or The American Stock Exchange, but they count toward the 5% limit on warrants described above and may not exceed 2% of the value of the Fund's net assets. Warrants acquired by the Fund in units or attached to securities are not covered by this restriction.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      In carrying out its policy with respect to concentration of investments, the Fund applies that policy to prohibit the Fund from making an investment in the securities of any one issuer or group of issuers in the same industry if that investment would cause 25% or more of the value of the Fund's total assets to be invested in that industry. In applying its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

      In carrying out its policy prohibiting the issuance of senior securities, the Fund interprets that policy not to prohibit certain investment activities for which assets of the Fund are designated as segregated to cover the related obligations. Examples of those activities include borrowing money, repurchase agreements, and contracts to buy or sell derivatives.

            How the Fund Is Managed

Organization and History. The Fund is a series of Bond Fund Series, a Massachusetts business trust organized in 1986 as an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest (that trust is referred to in this section as the "Fund's parent Trust" or the "Trust"). The Trust was originally named Rochester Convertible Fund and was renamed Rochester Fund Series, which was its name until it was renamed Bond Fund Series in 1997. The Fund is currently the only series of the Trust and is a diversified fund. It was called The Bond Fund for Growth until 1997. In 1997 it was re-named Oppenheimer Bond Fund for Growth. The Fund's name was changed to Oppenheimer Convertible Securities Fund in 1998.

      The Fund and its parent Trust are governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's (and the Trust's) activities, review its performance, and review the actions of the Manager.


      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class M. All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionally equal to the interest of each other share of the same class. Shares do not have cumulative voting rights on preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings. Each class of shares:

o      has its own dividends and distributions,
o      pays certain expenses which may be different for the different classes,
o      may have a different net asset value,
o may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and o votes as a class on matters that affect that class alone.


      |X| Meetings of Shareholders. As a Massachusetts business trust, the Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders of the Fund. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.


            Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.


      |X| Shareholder and Trustee Liability. The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's or the Trust's obligations. It also provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Trust shall assume the defense of any claim made against a shareholder for any act or obligation of the Trust and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund's parent Trust is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.


      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under the Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers. The Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. Mr. Cannon is a Trustee of the Trust, Rochester Portfolio Series and Rochester Fund Municipals. All of the other Trustees are trustees or directors of the following Oppenheimer funds:

Oppenheimer Quest For Value Funds, a
series   fund having the following          Rochester Portfolio Series, a
series:                                     series fund having one series:

   Oppenheimer Quest Small Cap Value           Limited-Term New York Municipal
   Fund,                                               Fund
   Oppenheimer Quest Balanced Value
   Fund,                                    Bond Fund Series, a series fund
   and                                      having one series:
   Oppenheimer Quest Opportunity Value         Oppenheimer Convertible
   Fund                                                Securities Fund

Oppenheimer Quest Global Value Fund,        Rochester Fund Municipals
Inc.
Oppenheimer Quest Capital Value Fund,       Oppenheimer MidCap Fund
Inc.
Oppenheimer Quest Value Fund, Inc.

    Ms. Macaskill and Messrs. Bishop, Wixted, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices of the other Oppenheimer funds listed above. As of April 1, 1999, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue are trustees of that plan.

Bridget A. Macaskill*,  Chairman of the Board of Trustees and President;  Age:
50.
Two World Trade Center, New York, New York 10034-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corp., an investment advisor subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Hillsdown Holdings plc (a U.K. food company).

John Cannon, Trustee; Age: 69.
620 Sentry Parkway West Suite 220, Blue Bell, Pennsylvania 19422 Independent Consultant; Chief Investment Officer, CDC Associates, a registered investment advisor; Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger Berman Trust, (1995-present); formerly Chairman and Treasurer, CDC Associates, (1993-February, 1996); prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment advisor, (1976-1991); Senior Vice President AMA Investment Advisers, Inc., (1991-1993).

Paul Y. Clinton, Trustee; Age: 68.
39 Blossom Avenue, Osterville, Massachusetts 02655; Age: 68. Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee of Capital Cash Management Trust, Narragansett Tax-Free Fund, and OCC Accumulation Trust, investment companies; Director of OCC Cash Reserves, an investment company; formerly: Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership, and of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co., a manufacturing and chemical company.

Thomas W. Courtney, Trustee; Age: 65.
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc., a venture capital firm; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust and Cash Assets Trust, both of which are open-end investment companies; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc., an investment advisory firm; former President of Boston Company Institutional Investors, an investment advisory firm; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation.

Robert G. Galli, Trustee; Age: 65.
19750 Beach Road, Jupiter, Florida 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 to December 1997); General Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; Executive Vice President of the Manager (December 1977 to October 1995); Executive Vice President and a director (April 1986 to October
1995) of HarbourView Asset Management Corporation.

Lacy B. Herrmann, Trustee; Age: 69.
380 Madison Avenue, Suite 2300, New York, New York 10017
Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or sub-advisor to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, and formerly Secretary and Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and a former officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, a fund sub-advisor and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies; Trustee Emeritus of Brown University.

George Loft, Trustee; Age: 84.
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, both of which are open-end investment companies.

Michael S. Rosen, Vice President and Portfolio Manager; Age: 38. Two World Trade Center, 34th Floor, New York, New York 10048-0203 Vice President (since January
1996) of the Manager; formerly President of the Rochester Division of the Manager (January 1996-1998); prior to joining the Manager in January 1996, he was Vice President and portfolio manager of the Fund (since 1985(, a Trustee of the Trust, (until January 1996), Vice President, Secretary and a director of Fielding Management Company, Inc. (June 1993-January 1996), the Fund's prior investment advisor, Vice President and Secretary of Rochester Fund Services, Inc. (1986-1995), the Fund's prior transfer agent, and of Rochester Fund Distributors, Inc. (1988-1990), the Fund's prior distributor; President of Rochester Fund Distributors, Inc. (1990-January 1996); Vice President of The Rochester Funds (1985-January 1996).

Edward Everett, Assistant Vice President and Portfolio Manager; Age: 32. Two World Trade Center, 34th Floor, New York, New York 10048-0203 Assistant Vice President of the Manager (since January 1996); formerly a Portfolio Manager for Fielding Management Company, Inc. (July 1993-January 1996). Andrew J. Donohue, Secretary; Age: 48. Two World Trade Center, New York, New York 10048-0203 Executive Vice President (since January 1993), General Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corp., Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer
Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer; Age: 39.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; formerly Principal and Chief Operating Officer, Bankers Trust Company Mutual Fund Services Division (1995-1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (1991-1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (1987-1991).

Robert Bishop, Assistant Treasurer; Age: 40.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund
Controller for the Manager.

Adele A. Campbell, Assistant Treasurer; Age: 35.
350 Linden Oaks, Rochester, New York 14265
Assistant Vice President of the Manager (since 1995); formerly Assistant Vice President (1994-1996) and Assistant Manager of Fund Accounting (1992-1994) of Rochester Fund Services, Inc. (1994-1996), the prior service agent of the Fund.

Scott T. Farrar, Assistant Treasurer; Age: 35.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary; Age: 50.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since
May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.
    n Remuneration of Trustees. The officers of the Fund and one Trustee, Ms. Macaskill, are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended December 31, 1998. The table below also shows the total compensation from all of the Oppenheimer funds listed above, including the compensation from the Fund. That amount represents compensation received as a director, trustee, or member of a committee of the Board during the calendar year 1998.

-------------------------------------------------------------------------------
                                        Retirement        Total Compensation
                      Aggregate         Benefits Accrued  From all Oppenheimer
                      Compensation      as Part of Fund   Quest/Rochester
Trustee's Name        From the Fund 1   Expenses          Funds2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
John Cannon                $2,246              $0               $26,054
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Paul Y. Clinton            $13,985           $7,805             $71,700
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Thomas W. Courtney         $11,876           $5,696             $71,700
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Galli           $3,319 3             $0               $113,383
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Lacy B. Herrmann           $14,954           $8,774             $71,700
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George Loft                $15,388           $9,208             $71,700
-------------------------------------------------------------------------------
1. Aggregate compensation includes fees and any retirement plan benefits accrued for a Trustee.
2. For the 1998 calendar year. For Trustees other than Mr. Cannon, the total includes compensation for a portion of the year paid by Oppenheimer Quest Officers Value Fund, which was reorganized into another fund in June 1998. Each series of an investment company is considered a separate "fund" for this purpose. For Mr. Galli, compensation is for the period from 6/2/98 (when he joined the Board) to 12/31/98. For Mr. Cannon, the total compensation is from the Fund, Rochester Fund Municipals and Limited Term New York Municipal Fund.
3. For Mr. Galli, the aggregate compensation from the Fund is for the period from 6/2/98 to 12/31/98. His total compensation for the 1998 calendar year also includes compensation from 22 other Oppenheimer funds for which he serves as a trustee or director.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as Trustee for any of the Oppenheimer Quest/Rochester/MidCap funds listed above for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of April 1, 1999, the only person who owned of record or who were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares was:

Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246, which owned 8,150,317.546 Class B shares (approximately 29.22% of the Class B shares then outstanding), 2,166,484.008 Class C shares (approximately 33.49% of Class C shares then outstanding), 3,893,719.765 Class M shares (approximately 24.15% of the Class M shares then-outstanding), for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The portfolio managers of the Fund are principally responsible for the day-to-day management of the Fund's investment portfolio. Other members of the Manager's fixed-income portfolio department, provide the Fund's portfolio managers with research and support in managing the Fund's portfolio.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

      The investment advisory agreement contains an indemnity of the Manager. In the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith. The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

            o Accounting and Record-Keeping Services. The Manager provides accounting and record-keeping services to the Fund pursuant to an Accounting and Administration Agreement approved by the Board of Trustees. Under that agreement, the Manager maintains the general ledger accounts and records relating to the Fund's business and calculates the daily net asset values of the Fund's shares. The fee is $12,000 for the first $30 million of the Fund's net assets and $9,000 for each additional $30 million of net assets.

-------------------------------------------------------------------------------
                                                    Accounting and
                                                    Administrative Services
  Fiscal Year Ended   Management Fee Paid to        Fee Paid to
        12/31            OppenheimerFunds, Inc.     OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
        1996                   $2,132,1101                   $133,487
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
        1997                   $3,705,530                    $239,689
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
        1998                   $4,873,274                    $312,803
-------------------------------------------------------------------------------
1. The Fund paid its prior investment advisor, Fielding Management Company, Inc., $16,104 for services in the fiscal year ended 12/31/96.


            Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

    Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

    Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

    The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.
      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

--------------------------------------------------------------------------------
 Fiscal Year Ended 12/31:     Total Brokerage Commissions Paid by the Fund1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           1996                                  $184,835
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           1997                                  $374,622
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           1998                                 $314,3662
--------------------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. In the fiscal year ended 12/31/98, the amount of transactions directed to brokers for research services was $59,539,593 and the amount of the commissions paid to broker-dealers for those services was $80,453.


Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

    The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

-------------------------------------------------------------------------------

          Aggregate    Class A
          Front-End    Front-End     Commissions    Commissions  Commissions
Fiscal    Sales        Sales         on Class A     on Class B   on Class C
Year      Charges on   Charges       Shares         Shares       Shares
Ended     Class A      Retained by   Advanced by    Advanced by  Advanced by
12/31:    Shares       Distributor   Distributor1   Distributor1 Distributor1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1996     $1,744,103    $571,488       $56,363      $6,595,119    $372,493
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1997     $1,867,289    $564,844       $61,148      $5,894,745    $434,925
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  1998     $1,551,248    $405,691       $117,278     $4,756,069    $420,210
-------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


-------------------------------------
          Aggregate    Class M
          Front-End    Front-End
Fiscal    Sales        Sales
Year      Charges on   Charges
Ended     Class M      Retained by
12/31:    Shares       Distributor
-------------------------------------
-------------------------------------
  1996     $1,939,722    $125,679
-------------------------------------
-------------------------------------
  1997      $760,191      $96,399
-------------------------------------
-------------------------------------
  1998      $538,755      $52,560
-------------------------------------


--------------------------------------------------------------------------------
          Class A          Class B
          Contingent       Contingent       Class C           Class M
Fiscal    Deferred Sales   Deferred Sales   Contingent        Contingent
Year      Charges          Charges          Deferred Sales    Deferred Sales
Ended     Retained by      Retained by      Charges Retained  Charge Retained
12/31     Distributor      Distributor      by Distributor    by Distributor
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  1998         $2,185         $1,222,157         $44,768             $0
--------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class M shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees3, cast in person at a meeting called for the purpose of voting on that plan. Each plan has also been approved by the holders of a "majority" (as defined in the Investment Company Act) of the shares of the applicable class. The shareholder vote for the Distribution and Service Plan for Class C shares was cast by the Manager as the sole initial holder of Class C shares of the Fund.

3. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund (or its parent corporation) and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.


      Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

    The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund's parent Trust who are not "interested persons" of the Trust (or the Fund) is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.


      n Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.


      For the fiscal year ended December 31, 1998 payments under the Class A Plan totaled $536,141, all of which was paid by the Distributor to recipients. That included $53,873 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      n Class B, Class C and Class M Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate for its services, whether its costs in distributing Class B and Class C shares and servicing accounts are more or less than the amounts paid by the Fund under the plan for the period for which the fee is paid. The Class M plan allows the Distributor to be reimbursed for its services and costs in distributing Class M shares and servicing accounts. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

    The Distributor retains the asset-based sales charge on Class B and Class M shares. It may pay dealers who sell Class M shares a portion of the asset-based sales charge it receives on Class M shares, as additional compensation. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge (and the Class M asset-based sales charge allows investors to buy shares at a reduced front-end sales charge) while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class M shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o      employs personnel to support distribution of shares, and
o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

    The Distributor's actual expenses in selling Class B, Class C and Class M shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The Class M plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

--------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 12/31/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                               Distributor's
                                           Distributor's       Unreimbursed
               Total        Amount         Aggregate           Expenses as %
               Payments     Retained by    Unreimbursed        of Net Assets
Class:         Under Plan   Distributor    Expenses Under Plan of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan    $4,419,303   $3,687,2251       $12,983,071          2.91%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan    $1,060,207    $711,3342        $1,176,312           1.09%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class M Plan    $2,161,536   $1,135,8053           $0                N/A
--------------------------------------------------------------------------------
1.  Includes $11,461 paid to an affiliate of the Distributor's parent company.
2.  Includes $13,352 paid to an affiliate of the Distributor's parent company.
3.  Includes $13,666 paid to an affiliate of the Distributor's parent company.

      All payments under the plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.


            Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of its most recent fiscal year end for its classes of shares that are currently offered to investors. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| The Fund's performance returns do not reflect the effect of taxes on dividends or capital gains distributions.
      |_|   An  investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

            |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                    (a-b)    6
            Standardized Yield = 2 ((--- + 1)  - 1)
                                    ( cd)


      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

            |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

            Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A and Class M shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A and Class M dividend yields may also be quoted without deducting the maximum initial sales charge.

  -----------------------------------------------------------------------------
                  The Fund's Yields for the 30-Day Periods Ended 12/31/98
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class of
  Shares            Standardized Yield                 Dividend Yield
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
                 Without           After          Without           After
                  Sales            Sales           Sales            Sales
                  Charge          Charge           Charge          Charge
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class A         6.05%            5.69%           5.29%            4.98%
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class B         5.27%             N/A            4.58%             N/A
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class C         5.29%             N/A            4.58%             N/A
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class M         5.54%            5.35%           4.83%            4.67%
  -----------------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75%, and for Class M, the current maximum initial sales charge of 3.25% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

            |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:


                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )



            |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:


            ERV - P
            ------- = Total Return
               P

            |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B, Class C or Class M shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------
                  The Fund's Total Returns for the Periods Ended 12/31/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           Cumulative Total
Class of  Returns (10 years
Shares    or life of class)  Average Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                   5-Years          10-Years
                                                 (or life of      (or life of
                                  1-Year           class)            class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After     Without  After    Without  After   Without  After    Without
          Sales     Sales    Sales    Sales    Sales   Sales    Sales    Sales
           Charge    Charge   Charge   Charge  Charge   Charge   Charge  Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A    48.24%1   57.29%   -1.90%   4.08%   11.33%  13.15%1    N/A      N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B    50.23%2   53.23%   -1.54%   3.30%   11.74%  12.34%2    N/A      N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C     N/A3     31.22%   2.35%    3.32%     N/A   10.17%3    N/A      N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class M4   228.04%  239.05%   0.21%    3.58%   10.07%   10.80%   12.61%  12.99%
--------------------------------------------------------------------------------
1.    Life-of-class performance is shown from inception of Class A: 5/1/95
2.    Life-of-class performance is shown from inception of Class B: 5/1/95
3.    Life-of-Class performance is shown from inception of Class C: 3/11/96
4.    Inception of Class M: 6/3/86

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked by Lipper against all other bond funds, other than money market funds, and all convertible securities funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.
Morningstar  rates  and  ranks  mutual  funds  in broad  investment  categories;
domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the taxable bond fund category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.


      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.


      Investors may also wish to compare the Fund's returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

A B O U T   Y O U R  A C C O U N T


            How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A and Class M shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.


      n Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A or Class M shares, you and your spouse can add together:

          o Class A, Class M and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
         o current purchases of Class A, Class M and Class B shares of the Fund and Class A and Class B shares other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A or Class M shares, and
         o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A or Class M shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.
      n The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                     Oppenheimer Large Cap Growth Fund
Oppenheimer Capital Appreciation Fund   Oppenheimer Limited-Term Government Fund
                                        Oppenheimer   Main   Street   California
Oppenheimer California Municipal Fund     Municipal Fund

                                        Oppenheimer  Main Street Growth & Income
Oppenheimer Capital Income Fund           Fund
Oppenheimer Champion Income Fund          Oppenheimer MidCap Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Multiple Strategies Fund
Oppenheimer Developing Markets Fund       Oppenheimer Municipal Bond Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer New York Municipal Fund
Oppenheimer Disciplined Value Fund        Oppenheimer New Jersey Municipal Fund
Oppenheimer Discovery Fund               Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Enterprise Fund               Oppenheimer Quest Balanced Value Fund

                                        Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Europe Fund                   Inc.
                                        Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Florida Municipal Fund        Inc.
Oppenheimer Global Fund                 Oppenheimer Quest Opportunity Value Fund
Oppenheimer Global Growth & Income Fund   Oppenheimer Quest Small Cap Value Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer Quest Value Fund, Inc.
Oppenheimer Growth Fund                   Oppenheimer Real Asset Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer Insured Municipal Fund        Oppenheimer Total Return Fund, Inc.
Oppenheimer Intermediate Municipal Fund   Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund       Oppenheimer World Bond Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer  International  Small Company
Fund                                      Rochester Fund Municipals

and the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the other Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

      n Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class M shares of the Fund and Class A and Class B shares of other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A or Class M shares. The total amount of your intended purchases of Class A, Class M and Class B shares will determine the reduced sales charge rate for the Class A or Class M shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A or Class M shares or Class A and Class B shares of the Fund (and Class A or Class B shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A, Class M and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A or Class M shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A or Class M shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include: (a) Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge, (b) Class M shares sold with a front-end sales charge,
(c) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(d) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
            (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.


      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (minimum $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited, normally four to five business days prior to the investment dates selected in the Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from the Distributor or your financial advisor and request an application from the Distributor, complete it and return it. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the Plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.


Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class M shares and the dividends payable on those shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class M are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C or Class M shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      n Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the shareholder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      n Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian bank fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian bank expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days and the values of some of the Fund's portfolio securities may change significantly on these days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

      n Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      o Equity securities traded on a U.S. securities exchange or on Nasdaq are valued as follows: (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
      o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the
            Board of Trustees, or
(2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
      o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
      o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
      o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
      o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.


      Puts and calls are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put or call is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.


How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
      o Class A or Class M shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
      o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Sending Redemption Proceeds by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must (1) state the reason for the distribution; (2) state the owner's awareness of tax penalties if the distribution is premature; and
(3) conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A and Class M share purchases, shareholders should not make regular additional Class A or Class M share purchases while participating in an Automatic
Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information.

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.
      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.


            How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048. o All of the Oppenheimer funds currently offer Class A, B and C shares except  Oppenheimer  Money Market Fund,  Inc.,  Centennial Money Market
         Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
o Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other Fund.
o Class M shares of this Fund may be exchanged only for Class A shares of other Oppenheimer funds. Class M shares of this Fund may not be acquired by exchange of shares of any Class of any other Oppenheimer fund with the exception of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange of Class M shares of this Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.
      n How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify which class of shares they wish to exchange.

      n Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      n Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the Fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      n Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the Fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.
      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.


Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class M shares are expected to be lower than dividends on Class A shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class M shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.


Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

          Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis. Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. The Transfer Agent receives an annual fixed fee per account from the Fund and a payment based on the Fund's average daily net assets. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. The Bank of New York is the custodian bank of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Accountants. PricewaterhouseCoopers LLP are the independent accountants of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

================================================================================
To the Shareholders and Board of Trustees of Bond Fund Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Convertible Securities Fund (formerly Oppenheimer Bond Fund for Growth, the sole portfolio constituting Bond Fund Series, hereafter referred to as the Fund) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
January 25, 1999


                   42 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Investments December 31, 1998
--------------------------------------------------------------------------------


Face        Market Value

Amount       See Note 1
==========================================================================================================
Convertible Corporate Bonds and Notes--63.4%
----------------------------------------------------------------------------------------------------------
Basic Materials--0.5%
----------------------------------------------------------------------------------------------------------
Gold & Precious Minerals--0.2%
Coeur D'Alene Mines Corp., 7.25% Cv. Unsec. Sub. Debs., 10/31/05
$ 3,000,000   $    1,781,250
----------------------------------------------------------------------------------------------------------
Metals--0.3%
Homestake Mining Co., 5.50% Cv. Sub. Nts.,
6/23/00(1)                           4,000,000        3,845,000
----------------------------------------------------------------------------------------------------------
Capital Goods--14.2%
----------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.1%
Kellstrom Industries, Inc., 5.50% Cv. Unsec. Sub. Nts.,
6/15/03                 3,000,000        3,078,750
----------------------------------------------------------------------------------------------------------
Orbital Sciences Corp., 5% Cv. Unsec. Sub. Nts.,
10/1/02(2)                     5,000,000        8,287,500

--------------

11,366,250

----------------------------------------------------------------------------------------------------------
Industrial Services--9.6%
Cendant Corp., 3% Cv. Sub. Nts.,
2/15/02                                        6,000,000        5,647,500
----------------------------------------------------------------------------------------------------------
Corestaff, Inc., 2.94% Cv. Sub. Nts.,
8/15/04                                   7,000,000        5,617,500
----------------------------------------------------------------------------------------------------------
Danka Business Systems plc, 6.75% Cv. Sub. Nts.,
4/1/02                         3,550,000        1,189,250
----------------------------------------------------------------------------------------------------------
EMCOR Group, Inc., 5.75% Cv. Sub. Nts.,
4/1/05                                  5,000,000        4,281,250
----------------------------------------------------------------------------------------------------------
Getty Images, Inc., 4.75% Cv. Sub. Nts.,
6/1/03(1)                              5,000,000        3,968,750
----------------------------------------------------------------------------------------------------------
Inacom Corp., 4.50% Cv. Sub. Debs.,
11/1/04                                     2,500,000        2,181,250
----------------------------------------------------------------------------------------------------------
Interpublic Group Cos.:
1.80% Cv. Sub. Debs.,
9/16/04(1)                                                4,000,000
4,460,000
1.80% Cv. Sub. Nts.,
9/16/04                                                    7,000,000
7,805,000
----------------------------------------------------------------------------------------------------------
Mail-Well I Corp., 5% Sub. Nts.,
11/1/02                                        5,000,000        4,493,750
----------------------------------------------------------------------------------------------------------
Mansur Industries, Inc., 8.25% Cv. Sub. Nts.,
2/18/03(3)                        4,165,000        4,206,650
----------------------------------------------------------------------------------------------------------
Phoenix Investment Partners Corp., 6% Cv. Unsec. Sub.
Debs.,
11/1/15
7,817,500        8,716,511
----------------------------------------------------------------------------------------------------------
Pride International, Inc., Zero Coupon Cv. Sub. Debs.,
5.80%,
4/24/18(4)
20,000,000        5,525,000
----------------------------------------------------------------------------------------------------------
Robbins & Myers, Inc., 6.50% Unsec. Sub. Nts.,
9/1/03                           1,500,000        1,449,375
----------------------------------------------------------------------------------------------------------
Thermo Ecotek Corp., 4.875% Cv. Sub. Debs.,
4/15/04(1)                          5,000,000        4,262,500
----------------------------------------------------------------------------------------------------------
Thermo Fibertek, Inc., 4.50% Cv. Sub. Debs.,
7/15/04(1)                         5,000,000        4,231,250
----------------------------------------------------------------------------------------------------------
Thermo TerraTech, Inc.:
4.625% Cv. Sub. Debs.,
5/1/03(1)                                                1,500,000
1,276,875
4.625% Cv. Sub. Nts.,
5/1/03                                                    1,798,000
1,530,547
----------------------------------------------------------------------------------------------------------
U.S. Filter Corp., 4.50% Cv. Sub. Nts.,
12/15/01                                8,000,000        7,550,000
----------------------------------------------------------------------------------------------------------
WMX Technologies, Inc., 2% Cv. Sub. Nts.,
1/24/05(2)                           16,350,000       16,063,875
----------------------------------------------------------------------------------------------------------
World Color Press, Inc., 6% Cv. Sub. Nts.,
10/1/07                              5,500,000        5,458,750

--------------

99,915,583

----------------------------------------------------------------------------------------------------------
Manufacturing--3.5%
Berkshire Hathaway, Inc., 1% Sr. Exchangeable Nts., 12/2/01
(Exchangeable into Common Stock of Citigroup,
Inc.)                            12,000,000       18,330,000
----------------------------------------------------------------------------------------------------------
Hexcel Corp. (New), 7% Cv. Unsec. Sub. Nts.,
8/1/03                             4,250,000        3,554,062


                   15 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


Face        Market Value

Amount       See Note 1
==========================================================================================================
Manufacturing  (continued)
Mark IV Industries, Inc., 4.75% Cv. Sub. Nts., 11/1/04
$12,000,000   $    9,615,000
----------------------------------------------------------------------------------------------------------
Synetic, Inc., 5% Cv. Sub. Debs.,
2/15/07                                       5,000,000        4,343,750

--------------

35,842,812

----------------------------------------------------------------------------------------------------------
Consumer Cyclicals--8.9%
----------------------------------------------------------------------------------------------------------
Autos & Housing--5.5%
Hudson Hotels Corp., 7.50% Cv. Sub. Debs.,
7/1/01(3)                            7,500,000        2,292,000
----------------------------------------------------------------------------------------------------------
Lennar Corp., Zero Coupon Cv. Debs., 3.88%,
7/29/18(4)                         16,540,000        7,380,975
----------------------------------------------------------------------------------------------------------
Magna International, Inc., 4.875% Cv. Sub. Debs.,
2/15/05(1)                   10,000,000       10,287,500
----------------------------------------------------------------------------------------------------------
MascoTech, Inc., 4.50% Cv. Sub. Debs.,
12/15/03                                11,000,000        8,965,000
----------------------------------------------------------------------------------------------------------
Rouse Co., 5.75% Cv. Sub. Nts.,
7/23/02                                        10,450,000       10,854,938
----------------------------------------------------------------------------------------------------------
Security Capital U.S. Realty, 2% Cv. Sr. Unsec. Bonds, 5/22/03
(converts to shares of Security Capital U.S.
Realty)(3)                        14,500,000       11,455,000
----------------------------------------------------------------------------------------------------------
Speedway Motorsports, Inc., 5.75% Cv. Sub. Debs.,
9/30/03                       4,000,000        4,340,000
----------------------------------------------------------------------------------------------------------
Sunbeam Corp., Zero Coupon Cv. Sub. Debs., 5.96%,
3/25/18(1)(4)                 9,500,000        1,116,250

--------------

56,691,663

----------------------------------------------------------------------------------------------------------
Media--0.3%
Thomas Nelson, Inc., 5.75% Cv. Nts.,
11/30/99(1)                                3,000,000        3,030,000
----------------------------------------------------------------------------------------------------------
Retail: General--0.2%
Travel Ports of America, Inc.,  8.50% Cv. Sr. Sub. Debs.,
1/15/05 (Reg
S)(3)
2,407,000        2,589,595
----------------------------------------------------------------------------------------------------------
Retail: Specialty--2.9%
Corporate Express, Inc., 4.50% Cv. Sub. Nts.,
7/1/00                            4,000,000        3,460,000
----------------------------------------------------------------------------------------------------------
Costco Cos., Inc., Zero Coupon Cv. Sub. Nts.:
3.50%,
8/19/17(1)(2)(4)
8,000,000        6,660,000
3.91%,
8/19/17(2)(4)
7,000,000        5,827,500
----------------------------------------------------------------------------------------------------------
Home Depot, Inc., 3.25% Cv. Sub. Nts.,
10/1/01(2)                               4,000,000       10,560,000
----------------------------------------------------------------------------------------------------------
Nine West Group, Inc., 5.50% Cv. Sub. Nts.,
7/15/03                             5,000,000        3,943,750

--------------

30,451,250

----------------------------------------------------------------------------------------------------------
Consumer Staples--0.9%
----------------------------------------------------------------------------------------------------------
Entertainment--0.4%
Imax Corp., 5.75% Cv. Debs.,
4/1/03                                             3,000,000        4,428,750
----------------------------------------------------------------------------------------------------------
Tobacco--0.5%
Standard Commercial Corp., 7.25% Cv. Sub. Debs.,
3/31/07                        6,098,000        4,664,970
----------------------------------------------------------------------------------------------------------
Energy--2.4%
----------------------------------------------------------------------------------------------------------
Energy Services & Producers--0.9%
Diamond Offshore Drilling, Inc., 3.75% Cv. Unsec. Sub. Nts.,
2/15/07            6,000,000        5,587,500
----------------------------------------------------------------------------------------------------------
Nabors Industries, Inc., 5% Cv. Sub. Nts.,
5/15/06                              4,000,000        3,910,000

--------------

9,497,500


                   16 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Face        Market Value

Amount       See Note 1
==========================================================================================================
Oil: Domestic--1.5%
Pennzoil Co., 4.95% Cv. Debs., 8/15/08
$13,378,000   $   13,143,885
----------------------------------------------------------------------------------------------------------
Remington Oil & Gas Corp., 8.25% Cv. Sub. Nts.,
12/1/02                         2,000,000        1,970,000

--------------

15,113,885

----------------------------------------------------------------------------------------------------------
Financial--2.7%
----------------------------------------------------------------------------------------------------------
Banks--0.5%
Deutsche Bank Finance NV, 2% Cv. Nts., 12/22/03
(exchangeable to
Allianz)
4,500,000        5,685,075
----------------------------------------------------------------------------------------------------------
Diversified Financial--1.8%
Bell Atlantic Financial Services Corp.:
4.25% Sr. Exchangeable Nts., 9/15/05
(exchangeable for shares of Cable
& Wireless Communications plc or
cash)(1)                                       8,000,000        8,290,000
5.75% Cv. Sr. Unsec. Nts., 4/1/03
(cv. into common stock of Telecom Corp. of New
Zealand)(1)                     10,000,000       10,362,500

--------------

18,652,500

----------------------------------------------------------------------------------------------------------
Insurance--0.4%
Penn Treaty American Corp., 6.25% Cv. Sub. Nts.,
12/1/03                        3,250,000        3,558,750
----------------------------------------------------------------------------------------------------------
Westbridge Capital Corp., 7.50% Cv. Sub. Nts.,
5/1/04(3)(5)                     1,130,000          189,275

--------------

3,748,025

----------------------------------------------------------------------------------------------------------
Healthcare--10.0%
----------------------------------------------------------------------------------------------------------
Healthcare/Drugs--5.6%
ALZA Corp., 5% Cv. Sub. Debs.,
5/1/06(2)                                        6,000,000        8,677,500
----------------------------------------------------------------------------------------------------------
Athena Neurosciences, Inc., 4.75% Cv. Nts.,
11/15/04(1)                         5,000,000        5,887,500
----------------------------------------------------------------------------------------------------------
Centocor, Inc., 4.75% Cv. Unsec. Sub. Debs.,
2/15/05(2)                         4,000,000        4,235,000
----------------------------------------------------------------------------------------------------------
Chiron Corp., 1.90% Cv. Sub. Nts.,
11/17/00(1)                                 15,000,000       15,318,750
----------------------------------------------------------------------------------------------------------
Fuisz Technologies Ltd.:
7% Cv. Sub. Debs.,
10/15/04(1)                                                  6,000,000
6,517,500
7% Cv. Sub. Debs.,
10/15/04
850,000          923,313
----------------------------------------------------------------------------------------------------------
Roche Holdings, Inc.:
Zero Coupon Cv. Liquid Yield Option Nts., 5.49%,
4/20/10(1)(4)                 12,000,000        7,792,560
Zero Coupon Exchangeable Liquid Yield Option Nts.,
6.38%,
5/6/12(1)(4)
10,000,000        5,343,800
----------------------------------------------------------------------------------------------------------
Sepracor, Inc., 7% Nts.,
12/15/05(1)                                            3,000,000
2,973,750

--------------

57,669,673

----------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--4.4%
Concentra Managed Care, Inc.:
4.50% Cv. Sub. Nts.,
3/15/03(1)                                                 2,000,000
1,522,500
6% Cv. Unsec. Sub. Nts.,
12/15/01                                               2,000,000
1,705,000
----------------------------------------------------------------------------------------------------------
Equity Corp. International, 4.50% Cv. Unsec. Sub. Debs.,
12/31/04               1,000,000        1,198,750


                   17 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


Face        Market Value

Amount       See Note 1
==========================================================================================================
Healthcare/Supplies & Services (continued)
Genzyme Corp. (General Division), 5.25% Cv. Sub. Unsec.
Nts., 6/1/05
$ 4,000,000   $    5,670,000
----------------------------------------------------------------------------------------------------------
HEALTHSOUTH Corp., 3.25% Cv. Sub. Nts.,
4/1/03                                  4,500,000        3,847,500
----------------------------------------------------------------------------------------------------------
NovaCare, Inc., 5.50% Cv. Sub. Debs.,
1/15/00                                   3,250,000        2,405,000
----------------------------------------------------------------------------------------------------------
Omnicare, Inc., 5% Cv. Sub. Debs.,
12/1/07(1)                                   5,000,000        5,431,250
----------------------------------------------------------------------------------------------------------
PhyCor, Inc., 4.50% Cv. Sub. Debs.,
2/15/03                                     5,000,000        3,025,000
----------------------------------------------------------------------------------------------------------
Quintiles Transnational Corp., 4.25% Cv. Sub. Nts.,
5/31/00(2)                  6,000,000        8,175,000
----------------------------------------------------------------------------------------------------------
St. Jude Medical, Inc., 5.75% Cv. Sub. Nts.,
8/15/01                            6,000,000        6,360,000
----------------------------------------------------------------------------------------------------------
ThermoTrex Corp., 3.25% Cv. Gtd. Bonds,
11/1/07                                 4,000,000        2,800,000
----------------------------------------------------------------------------------------------------------
Veterinary Centers of America, Inc.:
5.25% Cv. Sub. Debs.,
5/1/06                                                    4,050,000
3,361,500
5.25% Cv. Unsec. Sub. Debs., Series REGS,
5/1/06                                  570,000          473,100

--------------

45,974,600

----------------------------------------------------------------------------------------------------------
Technology--17.2%
----------------------------------------------------------------------------------------------------------
Computer Hardware--2.0%
Adaptec, Inc., 4.75% Cv. Sub. Nts.,
2/1/04                                      4,000,000        3,110,000
----------------------------------------------------------------------------------------------------------
Level One Communications, Inc., 4% Cv. Sub. Nts.,
9/1/04                        3,000,000        4,428,750
----------------------------------------------------------------------------------------------------------
Quantum Corp., 7% Cv. Sub. Nts.,
8/1/04                                         4,500,000        4,303,125
----------------------------------------------------------------------------------------------------------
Telxon Corp.:
5.75% Cv. Sub. Nts.,
1/1/03(1)                                                  2,250,000
1,769,063
5.75% Cv. Sub. Nts.,
1/1/03                                                     4,500,000
3,538,125
----------------------------------------------------------------------------------------------------------
Western Digital Corp., Zero Coupon Cv. Unsec. Sub. Debs.,
8.39%,
2/18/18(4)
10,000,000        3,037,500

--------------

20,186,563

----------------------------------------------------------------------------------------------------------
Computer Software/Services--4.7%
BEA Systems, Inc., 4% Sub. Nts.,
6/15/05(1)                                     7,000,000        4,698,750
----------------------------------------------------------------------------------------------------------
HNC Software, Inc., 4.75% Cv. Unsec. Sub. Nts.,
3/1/03                          6,500,000        7,109,375
----------------------------------------------------------------------------------------------------------
Hyperion Solutions Corp., 4.50% Cv. Unsec. Debs.,
3/15/05                       4,000,000        2,920,000
----------------------------------------------------------------------------------------------------------
MacNeal-Schwendler Corp., 7.875% Cv. Sub. Debs.,
8/18/04                        2,517,000        2,337,664
----------------------------------------------------------------------------------------------------------
National Data Corp., 5% Cv. Sub. Nts.,
11/1/03                                  8,100,000        8,687,250
----------------------------------------------------------------------------------------------------------
Network Associates, Inc., Zero Coupon Cv. Sub.
Debs., 4.53%,
2/13/18(1)(2)(4)
14,000,000        8,487,500
----------------------------------------------------------------------------------------------------------
PLATINUM Technology, Inc., 6.75% Cv. Sub. Nts.,
11/15/01(2)                     3,000,000        4,102,500
----------------------------------------------------------------------------------------------------------
Beyond.Com Corp., 7.25% Cv. Sub. Nts.,
12/1/03(1)                               4,000,000        4,885,000
----------------------------------------------------------------------------------------------------------
Tecnomatix Technologies Ltd.:
5.25% Cv. Sub. Nts.,
8/15/04(1)                                                 3,000,000
2,347,500
5.25% Cv. Sub. Nts.,
8/15/04                                                    4,200,000
3,286,500

--------------

48,862,039


                   18 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Face        Market Value

Amount       See Note 1
==========================================================================================================
Electronics--10.5%
Advanced Micro Devices, Inc., 6% Cv. Sub. Nts., 5/15/05
$ 6,000,000   $    6,157,500
----------------------------------------------------------------------------------------------------------
Analog Devices, Inc., 3.50% Cv. Sub. Nts.,
12/1/00(2)                           6,000,000        9,075,000
----------------------------------------------------------------------------------------------------------
Atmel Corp., Zero Coupon Cv. Sub. Debs., 7.25%,
4/21/18(1)(4)                  15,000,000        4,631,250
----------------------------------------------------------------------------------------------------------
California Microwave, Inc., 5.25% Cv. Sub. Nts.,
12/15/03                       9,645,000        5,847,281
----------------------------------------------------------------------------------------------------------
Checkpoint Systems, Inc.:
5.25% Cv. Sub. Debs.,
11/1/05                                                   3,900,000
3,280,875
5.25% Cv. Unsec. Bonds,
11/1/05(1)                                              5,200,000
4,374,500
----------------------------------------------------------------------------------------------------------
Cirrus Logic, Inc., 6% Cv. Sub Nts.,
12/15/03                                   7,000,000        5,153,750
----------------------------------------------------------------------------------------------------------
Itron, Inc., 6.75% Unsec. Sub. Nts.,
3/31/04                                    2,325,000        1,534,500
----------------------------------------------------------------------------------------------------------
National Semiconductor Corp., 6.50% Cv. Sub. Debs.,
10/1/02                     7,500,000        6,618,750
----------------------------------------------------------------------------------------------------------
Park Electrochemical Corp., 5.50% Cv. Sub. Nts.,
3/1/06                         2,000,000        1,792,500
----------------------------------------------------------------------------------------------------------
Solectron Corp., 6% Cv. Sub. Nts.,
3/1/06(1)(2)                                 4,000,000       10,880,000
----------------------------------------------------------------------------------------------------------
Thermo Electron Corp., 4.25% Cv. Sub. Nts.,
1/1/03(1)                          15,500,000       13,814,375
----------------------------------------------------------------------------------------------------------
Thermo Instrument Systems, Inc.:
3.75% Cv. Sr. Unsec. Nts.,
9/15/00                                              1,085,000
1,236,900
4% Cv. Gtd. Nts., Series RG,
1/15/05                                            3,999,999        3,265,000
----------------------------------------------------------------------------------------------------------
Thermo Optek Corp., 5% Cv. Sub. Debs.,
10/15/00(1)                              9,535,000        9,141,681
----------------------------------------------------------------------------------------------------------
Thermo Voltek Corp., 3.75% Cv. Sub. Debs.,
11/15/00                             2,470,000        2,395,900
----------------------------------------------------------------------------------------------------------
ThermoQuest Corp., 5% Cv. Sub. Debs.,
8/15/00(1)                                9,775,000        9,787,219
----------------------------------------------------------------------------------------------------------
Xilinx, Inc., 5.25% Cv. Sub. Nts.,
11/1/02(2)                                   8,000,000       10,420,000

--------------

109,406,981

----------------------------------------------------------------------------------------------------------
Telecommunications--6.2%
----------------------------------------------------------------------------------------------------------
Telephone Utilities--1.0%
GTE Corp., 6% Cv. Sub. Debs., 4/1/12 (Cv. into Cash
at 96.657% of
Face)(3)
11,004,000       10,646,370
----------------------------------------------------------------------------------------------------------
Telecommunications/Technology--5.2%
Aspect Telecommunications, Inc., Zero Coupon Cv. Sub. Debs.,
7.98%,
8/10/18(1)(4)
7,500,000        1,762,500
----------------------------------------------------------------------------------------------------------
Comverse Technology, Inc., 5.75% Cv. Sub. Debs.,
10/1/06(2)                     8,065,000       12,914,081
----------------------------------------------------------------------------------------------------------
France Telecom, ADN, 2% Unsub. Nts.,
1/1/04(3)                                  5,432,000        5,377,680
----------------------------------------------------------------------------------------------------------
Gilat Satellite Networks Ltd., 6.50% Cv. Sub. Nts.,
6/3/04(1)                   7,250,000       10,222,500
----------------------------------------------------------------------------------------------------------
International CableTel, Inc., 7% Cv. Sub. Nts.,
6/15/08                         2,000,000        3,057,500
----------------------------------------------------------------------------------------------------------
NTL, Inc., 7% Cv. Sub. Nts.,
12/15/08(1)(2)                                     5,000,000        5,412,500
----------------------------------------------------------------------------------------------------------
Premiere Technologies, Inc., 5.75% Cv. Sub. Nts.,
7/1/04                        3,500,000        1,820,000
----------------------------------------------------------------------------------------------------------
SmarTalk TeleServices, Inc.:
5.75% Cv. Sub. Nts.,
9/15/04(1)                                                 9,000,000
2,497,500
5.75% Cv. Sub. Nts.,
9/15/04                                                    1,000,000
277,500
----------------------------------------------------------------------------------------------------------
U.S. Cellular Corp., Zero Coupon Cv. Sub. Liquid Yield
Option Nts., 5.82%,
6/15/15(4)                                                 26,000,000
10,692,500

--------------

54,034,261


                   19 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


Face        Market Value

Amount       See Note 1
==========================================================================================================
Transportation--0.4%
----------------------------------------------------------------------------------------------------------
Air Transportation--0.3%
Continental Airlines, Inc., 6.75% Cv. Sub. Nts., 4/15/06(2)
$ 3,000,000   $    3,652,500
----------------------------------------------------------------------------------------------------------
Shipping--0.1%
Offshore Logistics, Inc., 6% Cv. Unsec. Sub. Nts.,
12/15/03                     1,000,000          863,750

--------------
Total Convertible Corporate Bonds and Notes (Cost
$643,049,575)                                658,600,845


Shares
==========================================================================================================
Preferred Stocks--6.6%
----------------------------------------------------------------------------------------------------------
Budget Group, Inc., 6.25%
Cv.(1)                                                  104,000
4,030,000
----------------------------------------------------------------------------------------------------------
Danskin, Inc., $88.2722 Cv. Preferred, Series D
(Cv. into 1,471,203 Restricted Common
Shares)(3)(6)                                    88          882,722
----------------------------------------------------------------------------------------------------------
Estee Lauder Co., 6.25% Cv. Preferred
Stock                                        75,000        5,812,500
----------------------------------------------------------------------------------------------------------
K-Mart Financing I, 7.75% Cv. Preferred
Stock                                     135,000        7,821,563
----------------------------------------------------------------------------------------------------------
Medpartners, Inc., 6.50% Cv.,
Non-Vtg                                             195,200        1,500,600
----------------------------------------------------------------------------------------------------------
Microsoft Corp., $2.196 Cv., Series
A                                              80,000        7,820,000
----------------------------------------------------------------------------------------------------------
Monsanto Co., 6.50%
Cv.(6)                                                        201,500
9,873,500
----------------------------------------------------------------------------------------------------------
Owens-Illinois, Inc., 4.75% Cv. Preferred
Stock                                   151,400        6,434,500
----------------------------------------------------------------------------------------------------------
Sealed Air Corp. (New), $2.00 Cv. Preferred Stock, Series
A                       150,000        7,781,250
----------------------------------------------------------------------------------------------------------
Sensormatic Electronics Corp., 6.50%
Cv.(1)(6)                                    225,000        2,981,250
----------------------------------------------------------------------------------------------------------
Skytel Communications, Inc., $2.25 Cv. Sub.
Debs                                  171,100        5,325,489
----------------------------------------------------------------------------------------------------------
Sun Financing I, 7%
Cv.(1)(6)
40,000          430,000
----------------------------------------------------------------------------------------------------------
Unocal Corp., 6.25% Cv.
Preferred                                                 125,000
6,109,375
----------------------------------------------------------------------------------------------------------
Winstar Communications, Inc., 7% Cv. Cum. Preferred Stock,
Series D,
Non-Vtg
50,000        2,300,000

--------------
Total Preferred Stocks (Cost
$68,977,400)                                                       69,102,749

==========================================================================================================
Other Securities--15.7%
----------------------------------------------------------------------------------------------------------
Basic Materials--0.9%
----------------------------------------------------------------------------------------------------------
Metals--0.3%
USX Capital Trust, 6.75% Cv. Preferred
Stock                                       80,200        3,363,387
----------------------------------------------------------------------------------------------------------
Paper--0.6%
International Paper Capital Trust, 5.25% Cv. Preferred Securities, 7/20/25
(Cv. into Common Stock of International Paper
Co.)                                125,000        6,046,875
----------------------------------------------------------------------------------------------------------
Capital Goods--3.7%
----------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.7%
Coltec Capital Trust, 5.25% Cv. Preferred
Stock(1)                                150,000        6,637,500
----------------------------------------------------------------------------------------------------------
Industries Services--1.4%
Central Parking Financial Trust, 5.25%
Cv.(6)                                     100,000        1,987,500
----------------------------------------------------------------------------------------------------------
Owens & Miner Trust I, 5.375% Cv. Preferred
Stock(1)                              160,000        7,580,000


                   20 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Market Value

Shares       See Note 1
==========================================================================================================
Industries Services  (continued)
United Rental Trust I, 6.50% Cv. Quarterly Income
Preferred
Securities(1)
110,000   $    5,293,750

--------------

14,861,250

----------------------------------------------------------------------------------------------------------
Manufacturing--1.6%
CNF Trust I, $2.50 Term Convertible Securities, Series A, 6/1/12
(Cv. into Common Stock of CNF Transportation,
Inc.)                               150,000        8,531,250
----------------------------------------------------------------------------------------------------------
Elsag Bailey Financing Trust, 5.50% Cv. Trust Originated
Preferred Securities, 12/31/35 (Cv. into Common Stock of
Elsag Bailey Process Automation
NV)                                               125,000        7,609,375

--------------

16,140,625

----------------------------------------------------------------------------------------------------------
Consumer Cyclicals--3.4%
----------------------------------------------------------------------------------------------------------
Autos & Housing--2.7%
Daimler Benz AG, ADNs representing 5.75% Sub.
Mandatory Cv.
Nts.
27,988        2,718,334
----------------------------------------------------------------------------------------------------------
Equity Office Properties Trust,
5.25% Cum. Cv. Preferred, Series B,
Non-Vtg                                       125,000        4,796,875
----------------------------------------------------------------------------------------------------------
Fleetwood Capital Trust, 6%
Cv                                                     20,000          937,500
----------------------------------------------------------------------------------------------------------
Fleetwood Enterprises Capital Trust I, 6% Cv. Preferred
Stock(1)                  100,000        4,687,500
----------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 8.25% Cv. Preferred Redeemable
Increased Dividend Equity
Securities                                              300,000
2,700,000
----------------------------------------------------------------------------------------------------------
Owens Corning Capital LLC, 6.50% Cv. Monthly Income
Preferred Securities,
Non-Vtg.(1)                                                 250,000
12,468,750

--------------

28,308,959

----------------------------------------------------------------------------------------------------------
Media--0.7%
News Corp. Ltd., 5% Exchangeable Trust Originated
Preferred Securities, 1/2/16 (Exchangeable for Ordinary
Shares of British Sky Broadcasting Group
plc)(1)                                   80,000        6,950,000
----------------------------------------------------------------------------------------------------------
Consumer Staples--2.7%
----------------------------------------------------------------------------------------------------------
Consumer Services--0.2%
Central Parking Financial Trust, 5.25% Cv. Preferred
Stock(1)                     105,000        2,086,875
----------------------------------------------------------------------------------------------------------
Entertainment--1.0%
Houston Industries, Inc., 7% Automatic Common Exchange Securities,
Exchangeable for Time Warner, Inc. Common Stock,
7/1/00                           100,000       10,637,500
----------------------------------------------------------------------------------------------------------
Food--0.6%
Suiza Capital Trust II/Suiza Foods Corp., 5.50% Cv. Preferred
Stock               150,000        6,543,750
----------------------------------------------------------------------------------------------------------
Household Goods--0.9%
Newell Financial Trust I, 5.25% Cv. Preferred
Stock(1)                            175,000        9,231,250


                   21 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------


Market Value

Shares       See Note 1
==========================================================================================================
Energy--0.7%
----------------------------------------------------------------------------------------------------------
Energy Services & Producers--0.7%
El Paso Energy Corp. Capital Trust I, 4.75% Cv. Preferred
Stock                   150,000   $    7,181,250
----------------------------------------------------------------------------------------------------------
Financial--1.0%
----------------------------------------------------------------------------------------------------------
Banks--1.0%
National Australia Bank Ltd., ExCaps (each ExCap consists of
$25 principal amount of 7.875% Perpetual Capital Security and a purchase contract entitling the holder to exchange ExCaps
for ordinary shares of the
bank)(7)                                               372,900
10,394,588
----------------------------------------------------------------------------------------------------------
Telecommunications--1.8%
----------------------------------------------------------------------------------------------------------
Telecommunications/Technology--0.4%
Corning Delaware LP, 6% Cv. Monthly Income Preferred
Securities                    66,400        4,648,000
----------------------------------------------------------------------------------------------------------
Telephone Utilities--1.4%
MediaOne Group, Inc., 6.25% Cv. Premium Income Exchangeable
Securities for Airtouch Communications, Inc. Common
Stock                         147,900        9,835,350
----------------------------------------------------------------------------------------------------------
SBC Communications, Inc., 7.75% Debt Exchangeable for
Common Stock (exchangeable for shares of Telefonos de
Mexico)                     100,000        4,450,000

--------------

14,285,350

----------------------------------------------------------------------------------------------------------
Transportation--0.9%
----------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.9%
Union Pacific Capital Trust, 6.25% Cum. Term Income Deferrable
Equity Securities,
Non-Vtg                                                        200,000
9,300,000
----------------------------------------------------------------------------------------------------------
Utilities--0.6%
----------------------------------------------------------------------------------------------------------
Gas Utilities--0.6%
AES Trust I, $2.6875 Term Convertible Securities, Series A, 3/31/27
(Cv. into Common Stock of The AES
Corp.)(2)                                        95,500        6,637,249

--------------
Total Other Securities (Cost
$155,471,877)                                                     163,254,408

==========================================================================================================
Common Stocks--1.7%
----------------------------------------------------------------------------------------------------------
American Home Products
Corp.                                                       40,080
2,257,005
----------------------------------------------------------------------------------------------------------
Danskin,
Inc.(6)(8)
3,557,210        3,557,210
----------------------------------------------------------------------------------------------------------
Danskin, Inc. Restricted Common
Shares(3)(6)(8)                                   289,251          173,551
----------------------------------------------------------------------------------------------------------
Orion Capital
Corp.
60,002        2,388,830
----------------------------------------------------------------------------------------------------------
Philip Morris Cos.,
Inc.                                                           66,000
3,531,000
----------------------------------------------------------------------------------------------------------
Sensormatic Electronics
Corp.(3)(6)                                                30,803
204,095
----------------------------------------------------------------------------------------------------------
SunAmerica,
Inc.(2)
65,923        5,348,003
----------------------------------------------------------------------------------------------------------
Travel Ports of America,
Inc.                                                     111,831
307,535

--------------
Total Common Stocks (Cost
$8,998,576)
17,767,229


                   22 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Market Value

Units        See Note 1
==========================================================================================================
Rights, Warrants and Certificates--0.0%
----------------------------------------------------------------------------------------------------------
Danskin, Inc. Wts., Exp.
10/04(3)                                                 367,801   $
117,696
----------------------------------------------------------------------------------------------------------
Portion of Danskin, Inc. Promissory Nt., to be used to purchase
53,309 shares of Restricted Common Stock in Rights
Offering(3)                         --           15,993
----------------------------------------------------------------------------------------------------------
Submicron Systems Corp. Wts., Exp.
1/01(3)                                         27,000               --

--------------
Total Rights, Warrants and Certificates (Cost
$15,993)                                             133,689


Face

Amount
==========================================================================================================
Structured Instruments--7.6%
----------------------------------------------------------------------------------------------------------
Bankers Trust Linked Nts., 3.10%, 11/5/02 (ACC Corp.)(3)
$ 8,000,000       11,650,000
----------------------------------------------------------------------------------------------------------
Bear Stearns Cos., Inc. Equity Linked Participation Securities,
3%, 9/17/02
(NETA)(3)
8,000,000        9,321,600
----------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc., Mandatory Exchangeable Debt Securities,
5%, 7/21/00 (exchangeable into Ethan Allen common
stock)                       14,060,000        6,057,048
----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 7.25% Structured Yield Product
Exchangeable for Common Stock of SunAmerica, Inc.,
6/15/99                        195,000       14,527,500
----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Principal-Protected Technology
Basket Performance Linked Nts., Series B, 7%,
8/18/00                          10,000,000       12,000,000
----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Principal-Protected Technology
Basket Performance Linked Nts., Zero Coupon, 2/2/05
(based on the performance of Microsoft Corp.
and Hewlett-Packard
Co.)                                                        5,000,000
6,775,000
----------------------------------------------------------------------------------------------------------
NationsBank NA/Frontier Corp.  Linked Certificates of Deposits,
6%,
5/22/00(3)
10,000,000       10,950,000
----------------------------------------------------------------------------------------------------------
NationsBank NA/The Boeing Co. BA Enhanced Yield Equity-
Linked Certificates of Deposits, 5%,
7/15/00(3)                                10,000,000        7,563,000

--------------
Total Structured Instruments (Cost
$70,040,702)                                                 78,844,148

----------------------------------------------------------------------------------------------------------
Repurchase Agreements--6.4%
----------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 4.75%, dated 12/31/98, to be repurchased at $66,435,044 on 1/4/99,
collateralized by U.S. Treasury Nts., 4%-8.875%, 2/15/99-7/15/06,
with a value of $67,754,828, (Cost
$66,400,000)                                66,400,000       66,400,000

----------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost
$1,012,954,123)                                   101.4%   1,054,103,068
----------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other
Assets                                                (1.4)     (14,811,378)

--------------   --------------
Net
Assets
100.0%  $1,039,291,690

==============   ==============


                   23 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $269,666,948 or 25.95% of the Fund's net assets as of December 31, 1998.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                               Shares             Expiration   Exercise
Premium         Market Value
                               Subject to Call    Date         Price
Received        See Note 1
-------------------------------------------------------------------------------------------------------
AES Corp.                       70,000            2/99         $45.00      $
280,391      $   315,000
AES Corp.                       50,000            5/99          50.00
198,493          200,000
ALZA Corp., Cl. A               40,000            1/99          50.00
128,796          125,000
ALZA Corp., Cl. A               50,000            4/99          47.50
267,241          350,000
ALZA Corp., Cl. A               40,000            4/99          55.00
118,796          115,000
Analog Devices, Inc.            50,000            3/99          22.50
154,745          475,000
Analog Devices, Inc.            50,000            3/99          30.00
160,995          225,000
Centocor, Inc.                  30,000            4/99          50.00
227,842          116,250
Centocor, Inc.                  30,000            4/99          55.00
160,345           69,375
Comverse Technology, Inc.       50,000            1/99          50.00
242,242        1,043,750
Comverse Technology, Inc.       50,000            4/99          50.00
348,488        1,125,000
Continental Airlines, Inc.      50,000            3/99          40.00
242,242           78,125
Costco Cos., Inc.               50,000            4/99          55.00
329,739          918,750
Costco Cos., Inc.               30,000            4/99          60.00
182,844          423,750
Home Depot, Inc.                50,000            1/99          45.00
148,495          775,000
Home Depot, Inc.                50,000            1/99          50.00
142,245          562,500
Home Depot, Inc.                50,000            2/99          55.00
142,245          381,250
NTL, Inc.                       50,000            3/99          60.00
298,490          212,500
Network Associates, Inc.        50,000            3/99          60.00
254,741          493,750
Orbital Sciences Corp.          50,000            3/99          35.00
160,995          493,750
Orbital Sciences Corp.          50,000            6/99          35.00
248,492          568,750
PLATINUM Technology, Inc.      100,000            6/99          20.00
296,990          362,500
Quintiles Transnational Corp.   40,000            1/99          50.00
178,794          160,000
Quintiles Transnational Corp.   40,000            4/99          55.00
178,794          185,000
Solectron Corp.                100,000            4/99          60.00
648,228        3,287,500
SunAmerica, Inc.                65,000            1/99          80.00
289,915          178,750
WMX Technologies, Inc.          75,000            1/99          60.00
148,889            4,687
WMX Technologies, Inc.          50,000            4/99          50.00
201,618          150,000
Xilinx, Inc.                   100,000            3/99          50.00
684,477        1,600,000

----------      -----------

$7,066,607      $14,995,937

==========      ===========


                   24 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

5. Non-income producing--issuer is in default.

6. Non-income producing security.

7. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

8. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 1998. The aggregate fair value of securities of affiliated companies held by the Fund as of December 31, 1998, amounts to $3,730,761. Transactions during the period in which the issuer was an affiliate are as follows:


Shares                                     Shares
                                         December 31,    Gross
Gross         December 31,   Dividend
                                         1997            Additions
Reductions    1998           Income
-----------------------------------------------------------------------------------------------------------
Danskin, Inc.                            3,492,903       620,107
555,800       3,557,210      $9,830
-----------------------------------------------------------------------------------------------------------
Danskin, Inc., Restricted Common Shares        --        289,251
--       289,251            --

------

$9,830

======

See accompanying Notes to Financial Statements.


                   25 Oppenheimer Convertible Securities Fund

-------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1998
-------------------------------------------------------------------------------

===============================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $1,008,403,530)                    $
1,050,372,307
Affiliated companies (cost $4,550,593)
3,730,761
-------------------------------------------------------------------------------
Cash
122,731
-------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends
7,715,839
Investments sold
1,033,583
Shares of beneficial interest sold
822,041
Other
24,622

---------------
Total assets
1,063,821,884

===============================================================================
Liabilities
Options written, at value (premiums received $7,066,607)--
see accompanying statement--Note 5
14,995,937
-------------------------------------------------------------------------------
Payables and other liabilities:
Dividends and distributions
5,492,593
Shares of beneficial interest redeemed
2,476,540
Accrued taxes--Note 1
693,569
Distribution and service plan fees
658,275
Trustees' fees
35,851
Other
177,429

---------------
Total liabilities
24,530,194

===============================================================================
Net Assets                                                      $
1,039,291,690

===============

===============================================================================
Composition of Net Assets
Paid-in capital                                                 $
1,012,046,201
-------------------------------------------------------------------------------
Overdistributed net investment income
(14,718)
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions
(5,959,408)
-------------------------------------------------------------------------------
Net unrealized appreciation on investments
33,219,615

---------------
Net assets                                                      $
1,039,291,690

===============


                   26 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $221,692,547 and 14,935,710 shares of beneficial interest outstanding) $14.84 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) $15.75

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $445,544,069 and 29,971,680 shares of beneficial interest outstanding) $14.87

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $108,338,699 and 7,302,632 shares of beneficial interest outstanding) $14.84

--------------------------------------------------------------------------------
Class M Shares:
Net asset value and redemption price (based on net assets of $263,716,375 and 17,769,379 shares of beneficial interest outstanding) $14.84 Maximum offering price per share (net asset value plus sales charge of 3.25% of offering price) $15.34

See accompanying Notes to Financial Statements.


                   27 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

=======================================================================================
Investment Income
Interest (net of foreign withholding taxes of $30,202)                     $
50,509,005
---------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies
7,381,732
Affiliated
companies                                                              9,830

------------
Total income
57,900,567

=======================================================================================
Expenses
Management fees--Note 4
4,873,274
---------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class
A 536,141 Class B 4,419,303 Class C 1,060,207 Class M 2,161,536
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class
A
313,164
Class
B
641,775
Class
C
141,340
Class
M
383,420
---------------------------------------------------------------------------------------
Accounting service fees--Note
4                                                 312,803
Shareholder
reports                                                             249,451
Registration and filing
fees                                                    106,351
Custodian fees and
expenses                                                      66,846
Trustees' fees and
expenses                                                      61,766
Legal, auditing and other professional
fees                                      54,801
Other
71,676

------------
Total expenses
15,453,854

=======================================================================================
Net Investment Income
42,446,713

=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments:
   Unaffiliated companies (including premiums on options exercised)
16,380,409
   Affiliated
companies                                                           6,006
Closing and expiration of option contracts written--Note 5
4,105,294

------------
Net realized gain
20,491,709

---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments
(35,159,142)

------------
Net realized and unrealized loss
(14,667,433)

\=======================================================================================
Net Increase in Net Assets Resulting from Operations                       $
27,779,280

============

See accompanying Notes to Financial Statements.


                   28 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Year Ended
December 31,
                                                            1998
1997
============================================================================================
Operations
Net investment income                                       $   42,446,713
$   31,909,758
--------------------------------------------------------------------------------------------
Net realized gain
20,491,709        54,059,260
--------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
(35,159,142)       43,452,225
                                                            --------------
--------------
Net increase in net assets resulting
from operations
27,779,280       129,421,243

============================================================================================
Dividends  and  Distributions  to  Shareholders  Dividends  from net  investment income:
Class A
(10,037,164)       (6,865,016)
Class B
(16,743,718)      (11,617,988)
Class C
(4,038,450)       (2,462,263)
Class M
(11,627,381)      (11,859,099)
--------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A
(5,790,061)      (10,306,904)
Class B
(11,634,294)      (20,590,978)
Class C
(2,833,142)       (4,572,611)
Class M
(6,896,262)      (16,003,763)

============================================================================================
Beneficial Interest Transactions Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A
38,763,260        91,206,809
Class B
79,998,589       157,527,088
Class C
27,838,755        44,261,278
Class M
(24,143,434)        3,408,746

============================================================================================
Net Assets
Total increase
80,635,978       341,546,542
--------------------------------------------------------------------------------------------
Beginning of period
958,655,712       617,109,170
                                                            --------------
--------------
End of period (including overdistributed net investment
income of $14,718 for the year ended December 31, 1998)     $1,039,291,690
$  958,655,712
                                                            ==============
==============

See accompanying Notes to Financial Statements.


                   29 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                        Class
A

----------------------------------------------------
                                                        Year Ended December
31,
                                                        1998
1997            1996(1)          1995(3)
============================================================================================================
Per Share Operating Data
Net asset value, beginning of period                      $15.32
$14.27         $13.96          $13.11
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .70
 .71(4)         .73(4)          .54(4)
Net realized and unrealized gain (loss)                     (.08)
1.93(4)         .65(4)         1.48(4)
                                                          ------
------         ------          ------
Total income (loss) from
investment operations                                        .62
2.64           1.38            2.02
------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.70)
(.72)          (.72)           (.68)
Distributions from net realized gain                        (.40)
(.87)          (.35)           (.49)
                                                          ------
------         ------          ------
Total dividends and distributions
to shareholders                                            (1.10)
(1.59)         (1.07)          (1.17)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $14.84
$15.32         $14.27          $13.96
                                                          ======
======         ======          ======
============================================================================================================
Total Return, at Net Asset Value(5)                         4.08%
18.77%         10.13%          15.54%
============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $221,693
$192,212        $93,578          $2,502
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $220,423
$145,929        $41,617          $1,799
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       4.55%
4.58%          5.11%           5.63%(6)
Expenses                                                    0.93%
0.95%          0.98%(7)        1.05%(6)(7)
Expenses (excluding interest)(8)                            0.93%
0.95%          0.97%           1.01%(6)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                  90.2%
78.5%          52.7%           57.5%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. For the period from March 11, 1996 (inception of offering) to December 31, 1996.

3. For the period from May 1, 1995 (inception of offering) to December 31, 1995.

4. Per share information has been determined based on average shares outstanding for the period.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. Annualized.


                   30 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Class B

----------------------------------------------------
                                                        Year Ended December
31,
                                                        1998
1997           1996(1)         1995(3)
============================================================================================================
Per Share Operating Data
Net asset value, beginning of period                      $15.35
$14.29         $13.98          $13.11
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .58
 .59(4)         .62(4)          .45(4)
Net realized and unrealized gain (loss)                     (.08)
1.94(4)         .65(4)         1.51(4)
                                                          ------
------         ------          ------
Total income (loss) from
investment operations                                        .50
2.53           1.27            1.96
------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.58)
(.60)          (.61)           (.60)
Distributions from net realized gain                        (.40)
(.87)          (.35)           (.49)
                                                          ------
------         ------          ------
Total dividends and distributions
to shareholders                                             (.98)
(1.47)          (.96)          (1.09)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $14.87
$15.35         $14.29          $13.98
                                                          ======
======         ======          ======
============================================================================================================
Total Return, at Net Asset Value(5)                         3.30%
17.93%          9.28%          15.09%
============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $445,544
$383,755       $211,176         $34,465
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $441,677
$296,426       $113,784         $15,184
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       3.79%
3.80%          4.31%           4.82%(6)
Expenses                                                    1.69%
1.72%          1.75%(7)        1.69%(6)(7)
Expenses (excluding interest)(8)                            1.69%
1.72%          1.73%           1.64%(6)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                  90.2%
78.5%          52.7%           57.5%

                                                        Class C

------------------------------------
                                                        Year Ended December
31,
                                                        1998
1997        1996(1)(2)
============================================================================================
Per Share Operating Data
Net asset value, beginning of period                      $15.32
$14.27         $14.03
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .58
 .59(4)         .50(4)
Net realized and unrealized gain (loss)                     (.08)
1.93(4)         .59(4)
                                                          ------
------         ------
Total income (loss) from
investment operations                                        .50
2.52           1.09
--------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.58)
(.60)          (.50)
Distributions from net realized gain                        (.40)
(.87)          (.35)
                                                          ------
------         ------
Total dividends and distributions
to shareholders                                             (.98)
(1.47)          (.85)
--------------------------------------------------------------------------------------------
Net asset value, end of period                            $14.84
$15.32         $14.27
                                                          ======
======         ======
============================================================================================
Total Return, at Net Asset Value(5)                         3.32%
17.88%          7.74%
============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $108,339
$85,397        $38,312
--------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $105,974
$62,343        $18,550
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       3.81%
3.82%          4.32%(6)
Expenses                                                    1.68%
1.70%          1.68%(6)(7)
Expenses (excluding interest)(8)                            1.68%
1.70%          1.67%(6)
--------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                  90.2%
78.5%          52.7%

7. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.

8. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998, were $986,431,333 and $886,460,630, respectively.


                   31 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                         Class M

--------------------------------------------------------------------
                                                         Year Ended December
31,
                                                         1998
1997           1996(1)         1995            1994
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                       $15.32
$14.27         $13.96          $12.20          $13.16
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .62
 .62(4)         .65(4)          .70(4)          .68(4)
Net realized and unrealized gain (loss)                      (.08)
1.94(4)         .66(4)         2.42(4)         (.81)(4)
                                                           ------
------         ------          ------          ------
Total income (loss) from
investment operations                                         .54
2.56           1.31            3.12            (.13)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.62)
(.64)          (.65)           (.87)           (.69)
Distributions from net realized gain                         (.40)
(.87)          (.35)           (.49)           (.14)
                                                           ------
------         ------          ------          ------
Total dividends and distributions
to shareholders                                             (1.02)
(1.51)         (1.00)          (1.36)           (.83)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $14.84
$15.32         $14.27          $13.96          $12.20
                                                           ======
======         ======          ======          ======
=============================================================================================================================
Total Return, at Net Asset Value(5)                          3.58%
18.19%          9.58%          26.00%          (1.12)%
=============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $263,716
$297,292       $274,043        $239,341        $126,691
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $288,953
$285,621       $264,936        $181,719        $106,829
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                        4.02%
4.05%          4.59%           5.12%           5.24%
Expenses                                                     1.43%
1.46%          1.58%(7)        1.58%(7)        1.66%
Expenses (excluding interest)(8)                             1.43%
1.46%          1.55%           1.56%           1.65%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                   90.2%
78.5%          52.7%           57.5%           52.8%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. For the period from March 11, 1996 (inception of offering) to December 31, 1996.

3. For the period from May 1, 1995 (inception of offering) to December 31, 1995.

4. Per share information has been determined based on average shares outstanding for the period.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. Annualized.

7. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.

8. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998, were $986,431,333 and $886,460,630 respectively.

See accompanying Notes to Financial Statements.


                   32 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Convertible Securities Fund (the Fund), a portfolio of the Bond Fund Series, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund intends to seek its objective by investing primarily in convertible fixed income securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class M shares. Class A and Class M shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that particular class and exclusive voting rights with respect to matters affecting that single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted equity securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used. Securities for which market quotations are not readily available are valued at fair value under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may not invest in securities with bond ratings of less than C at the time of purchase nor may it invest in securities in default at the time of purchase. As of December 31, 1998, securities with an aggregate market value of $189,275, representing 0.02% of the Fund's net assets, were in default.

                   33 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. During 1995, the Fund acquired all of the assets and liabilities of another investment company which did not distribute its net investment income or realized gains and was taxed as a C corporation. Accordingly, an accrued tax liability was assumed by the Fund on the date of the acquisition. As of December 31, 1998, the remaining accrued tax liability for net unrealized gains on investments at the time of the acquisition was $693,569.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1998, a provision of $31,483 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $31,483 at December 31, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class M shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends quarterly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


                   34 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $2,037, a decrease in undistributed net investment income of $14,718, and an increase in accumulated net realized gain on investments of $16,755.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund accretes original issue discount. Market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as income, rather than capital gain.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   35 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Notes to Financial Statements   (Continued)
--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended December 31, 1998   Year Ended
December 31, 1997
                              ----------------------------
----------------------------
                              Shares         Amount          Shares
Amount
-----------------------------------------------------------------------------------------
Class A:
Sold                           5,704,233     $  89,040,791     7,279,999    $
111,599,725
Dividends and distributions
reinvested                       919,205        13,833,726
932,388       14,314,572
Redeemed                      (4,231,755)      (64,111,257)   (2,225,551)
(34,707,488)
                              ----------     -------------   -----------
-------------
Net increase                   2,391,683     $  38,763,260     5,986,836
$  91,206,809
                              ==========     =============   ===========
=============
-----------------------------------------------------------------------------------------
Class B:
Sold                           7,980,117     $ 125,356,682    10,397,158    $
160,305,660
Dividends and distributions
reinvested                     2,002,880        30,266,988
1,506,208       23,000,990
Redeemed                      (5,015,731)      (75,625,081)   (1,674,594)
(25,779,562)
                              ----------     -------------   -----------
-------------
Net increase                   4,967,266     $  79,998,589    10,228,772    $
157,527,088
                              ==========     =============   ===========
=============
-----------------------------------------------------------------------------------------
Class C:
Sold                           2,882,218     $  45,258,884     3,123,899
$  47,976,523
Dividends and distributions
reinvested                       504,006         7,600,723
309,297        4,711,704
Redeemed                      (1,658,804)      (25,020,852)
(543,468)      (8,426,949)
                              ----------     -------------   -----------
-------------
Net increase                   1,727,420     $  27,838,755     2,889,728
$  44,261,278
                              ==========     =============   ===========
=============
-----------------------------------------------------------------------------------------
Class M:
Sold                           1,011,033     $  16,005,467     1,920,434
$  29,581,986
Dividends and distributions
reinvested                     1,254,634        18,971,816
1,354,464       20,607,753
Redeemed                      (3,898,845)      (59,120,717)   (3,076,456)
(46,780,993)
                              ----------     -------------   -----------
-------------
Net increase (decrease)       (1,633,178)    $ (24,143,434)      198,442
$   3,408,746
                              ==========     =============   ===========
=============
=========================================================================================

3. Unrealized Gains and Losses on Investments

As of December 31, 1998, net unrealized appreciation on investments and options written of $33,219,615 was composed of gross appreciation of $106,369,677, and gross depreciation of $73,150,062.


                   36 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% on the first $50 million of net assets, 0.50% of the next $250 million of net assets and 0.4375% on net assets in excess of $300 million. The Fund's management fee for the year ended December 31, 1998 was 0.46% of the average annual net assets for Class A, Class B, Class C and Class M shares.

            Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $24.12 for each Class A and Class M shareholder account and $26.02 for each Class B and Class C shareholder account.

            For the year ended December 31, 1998, commissions (sales charges paid by investors) on sales of Class A and Class M shares totaled $1,551,248 and $538,755, of which $405,691 and $52,560, respectively, were retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $117,278, $4,756,069, and $420,210, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $142,082 and $7,924, respectively. During the year ended December 31, 1998, OFDI received contingent deferred sales charges of $1,222,157 and $44,768, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1998, OFDI paid $53,873 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                   37 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1998, OFDI paid $11,461 and $13,352, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $3,687,225 and $711,334, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of December 31, 1998, OFDI had incurred excess distribution and servicing costs of $12,983,071 for Class B and $1,176,312 for Class C.

            The Fund has adopted a Distribution and Service Plan for Class M shares to reimburse OFDI for its services and costs in distributing Class M shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.50% per year on Class M shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class M shares. OFDI may pay a portion of the asset-based sales charge which it receives from the Fund to provide additional reimbursement to broker/dealers who sell Class M shares. Each fee is computed on the average annual net assets of Class M shares, determined as of the close of each regular business day. During the year ended December 31, 1998, OFDI paid $13,666 to an affiliated broker/dealer as reimbursement for Class M personal service and maintenance expenses and retained $1,135,805 as reimbursement for certain Class M sales-related distribution expenses. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated.


                   38 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
5. Option Activity

The Fund may buy put options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the cost of the security for a purchased put option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1998 was as follows:

                                                      Call Options

--------------------------
                                                      Number of    Amount of
                                                      Options      Premiums
--------------------------------------------------------------------------------
Options outstanding as of December 31, 1997            10,752      $
3,935,025
Options written                                        37,527
19,327,971
Options closed or expired                             (29,050)
(14,980,447)
Options exercised                                      (3,629)
(1,215,942)
                                                      -------
------------
Options outstanding as of December 31, 1998            15,600      $
7,066,607
                                                      =======
============


                   39 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
6. Illiquid and Restricted Securities

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1998 was $77,635,227, which represents 7.47% of the Fund's net assets, of which $17,925,652 is considered restricted. Information concerning restricted securities is as follows:


Valuation Per

Unit as of
                                                                Cost
December 31,
Security                                     Acquisition Dates  Per Unit
1998
-------------------------------------------------------------------------------------------
Bonds and Other Securities

Bankers Trust Linked Nts.,
3.10%, 11/5/02 (ACC Corp.)                           10/29/97
100.00%       145.63%
-------------------------------------------------------------------------------------------
Hudson Hotels Corp.,
7.50% Cv. Sub. Debs., 7/1/01                           7/8/96
100.00         30.56
-------------------------------------------------------------------------------------------
Travel Ports of America, Inc.,
8.50% Cv. Sr. Sub. Debs.,
1/15/05 (Reg S)                               2/13/95-8/13/96
103.84        107.59

Stocks, Warrants and Other Securities

Danskin, Inc.:
$88.2722 Cv. Preferred, Series D                      8/14/95   $ 5,000.00
$10,000.00
Portion of Promissory Note
to be used to purchase
53,309 shares of Restricted
Common Stock in Rights Offering                       8/14/95
 .30           .30
Restricted Common Shares                              8/14/95
 .30           .60
Wts., Exp. 10/04                                      8/14/95
--           .32
-------------------------------------------------------------------------------------------
Sensormatic Electronics Corp.                6/17/98-12/18/98
8.00          6.63
-------------------------------------------------------------------------------------------
Submicron Systems Corp. Wts.,
Exp. 1/01                                            12/11/95
--            --


                   40 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
7. Bank Borrowings

The  Fund  may  borrow  up to 5% of its  total  assets  from a bank to  purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. In addition, a commitment fee of 0.07% is allocated among the three participating funds at the end of each quarter, based on the average daily unused portion of the committed line. The commitment fee is allocated among the three funds based upon their respective average net assets for the period. The commitment fee allocated to the Fund for the year ended December 31, 1998 was $5,049.

            The Fund had no borrowings outstanding for the year ended December 31, 1998.


                   41 Oppenheimer Convertible Securities Fund

                                     A-5
                                  Appendix A

------------------------------------------------------------------------------
                              RATINGS DEFINITIONS
------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

            Short-Term Ratings - Taxable Debt
------------------------------------------------------------------------------

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Rating Services
------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

            Short-Term Issue Credit Ratings
------------------------------------------------------------------------------

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch IBCA, Inc.
------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations and
are  extremely  speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default  risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.
Duff & Phelps Credit Rating Co. Ratings
------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

            High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                     B-1
                                  Appendix B

------------------------------------------------------------------------------
                           Industry Classifications
------------------------------------------------------------------------------

Aerospace/Defense                        Food and Drug Retailers
Air Transportation                       Gas Utilities
Asset-Backed                             Health Care/Drugs
Auto Parts and Equipment                 Health Care/Supplies & Services
Automotive                               Homebuilders/Real Estate
Bank Holding Companies                   Hotel/Gaming
Banks                                    Industrial Services
Beverages                                Information Technology
Broadcasting                             Insurance
Broker-Dealers                           Leasing & Factoring
Building Materials                       Leisure
Cable Television                         Manufacturing
Chemicals                                Metals/Mining
Commercial Finance                       Nondurable Household Goods
Communication Equipment                  Office Equipment
Computer Hardware                        Oil - Domestic
Computer Software                        Oil - International
Conglomerates                            Paper
Consumer Finance                         Photography
Consumer Services                        Publishing
Containers                               Railroads
Convenience Stores                       Restaurants
Department Stores                        Savings & Loans
Diversified Financial                    Shipping
Diversified Media                        Special Purpose Financial
Drug Wholesalers                         Specialty Printing
Durable Household Goods                  Specialty Retailing
Education                                Steel
Electric Utilities                       Telecommunications - Technology
Electrical Equipment                     Telephone - Utility
Electronics                              Textile/Apparel
Energy Services & Producers              Tobacco
Entertainment/Film                       Trucks and Parts
Environmental                            Wireless Services
Food

                                     C-12
                                  Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal
         Revenue Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans2 (4) Group Retirement Plans3 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
1.    Certain   waivers   also  apply  to  Class  M.  shares  of   Oppenheimer
   Convertible Securities Fund.
2. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
3. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

 I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."4 This waiver provision applies to:

4 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.


o Purchases of Class A shares aggregating $1 million or more.

o Purchases by a Retirement Plan (other than an IRA or 403(b)(7)

         custodial plan) that:
(1)   buys shares costing $500,000 or more, or
(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
o     Purchases  by  an   OppenheimerFunds-sponsored   Rollover  IRA,  if  the
         purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
o Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1)   The record  keeping is performed by Merrill Lynch Pierce Fenner & Smith,
            Inc.  ("Merrill  Lynch")  on  a  daily  valuation  basis  for  the
            Retirement   Plan.   On  the  date  the  plan  sponsor  signs  the
            record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2)   The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
o        Purchases   by  a   Retirement   Plan   whose   record   keeper  had  a
         cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

          II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
o     The Manager or its affiliates.
o     Present or former  officers,  directors,  trustees  and  employees  (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
o Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
o Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
o Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
o Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
o Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
o "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
o Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
o Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
o Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
o A unit investment trust that has entered into an appropriate agreement with the Distributor.
o Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.


o

      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
o A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
o A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): o Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
o     Shares   purchased   by  the   reinvestment   of   dividends   or  other
         distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

o Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

o Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
o Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: o To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
o Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
o For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)         Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)   To return excess contributions.

(3) To  return  contributions  made  due to a  mistake  of  fact.

(4) Hardship withdrawals, as defined in the plan.5

5 This provision does not apply to IRAs.

(5) Under a Qualified Domestic Relations Order, as defined in the Internal

            Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6)         To  meet  the  minimum  distribution  requirements  of the  Internal
            Revenue Code.
(7)         To make  "substantially  equal  periodic  payments"  as described in
            Section 72(t) of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.
(9)   Separation from service.6

6 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

         (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

         (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

o For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.

o For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


    III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: o Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
o Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
o Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
o Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
o Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
o Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
o Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
            Following  the  death or  disability  (as  defined  in the  Internal
                Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2) To return  excess  contributions  made to a  participant's  account.

(3) To return contributions made due to a mistake of fact.

(4) To make hardship withdrawals, as defined in the plan.7

7 This provision does not apply to IRAs.


(5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in
Section 71(b) of the Internal Revenue Code.

(6)             To meet the minimum  distribution  requirements  of the Internal
                Revenue Code.
(7)             To make "substantially  equal periodic payments" as described in
                Section 72(t) of the Internal Revenue Code.
(8)  For  loans  to  participants  or  beneficiaries.8

8 This provision does not apply to loans from 403(b)(7) custodial plans.


(9) On account of the participant's separation from service.9

9 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.


(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

(11)            Distributions   made  on  account  of  a  plan   termination  or
                "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.

(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
o     Shares sold to the Manager or its affiliates.
o Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
o     Shares issued in plans of reorganization to which the Fund is a party.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.  Oppenheimer  Quest  Small Cap Value
                                      Fund
  Oppenheimer  Quest  Balanced  Value Oppenheimer Quest Global Value Fund
  Fund
  Oppenheimer    Quest    Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S.  Government Income Quest  for  Value  New York  Tax-Exempt
Fund                                    Fund
Quest  for  Value  Investment   Quality Quest  for  Value  National  Tax-Exempt
Income Fund                             Fund
Quest for Value Global Income Fund      Quest for Value  California  Tax-Exempt
                                      Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: o acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds or
o     purchased  by  such   shareholder  by  exchange  of  shares  of  another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------

                        Initial Sales       Initial Sales
 Number of Eligible   Charge as a % of    Charge as a % of    Commission as %
Employees or Members   Offering Price    Net Amount Invested of Offering Price

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

9 or Fewer                  2.50%               2.56%              2.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

At  least 10 but not        2.00%               2.04%              1.60%
more than 49

--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.
      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

o Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either
         Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: o redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
      liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


       V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment

                                Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): o Oppenheimer U. S. Government Trust, o Oppenheimer Bond Fund, o Oppenheimer Disciplined Value Fund and o Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account          Connecticut   Mutual   Total   Return
                                           Account
Connecticut  Mutual Government  Securities CMIA  LifeSpan  Capital  Appreciation
Account                                    Account
Connecticut Mutual Income Account          CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account          CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.


      |_| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).


      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former
         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

   Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.


      |_| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:



(1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

      In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)   by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5)      in whole or in part,  in  connection  with  shares  sold to any  state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7)   in  connection  with  the  Fund's  right  to  involuntarily   redeem  or
         liquidate the Fund;


(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


 VI. Special Reduced Sales Charge for Former Shareholders of Advance America
                                 Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


   VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                         Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

o     the Manager and its affiliates,
o        present or former  officers,  directors,  trustees and  employees  (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
o        registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
o employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
o dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
o dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services

14


------------------------------------------------------------------------------
Oppenheimer Convertible Securities Fund
------------------------------------------------------------------------------

Internet Web Site:
      www.oppenheimerfunds.com

Investment Advisor
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian Bank
     The Bank of New York.
     One Wall Street
     New York, New York 10015

Independent Accountants
     PricewaterhouseCoopers LLP
     950 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036-1800

67890




PX0345.0499